ANNUAL REPORT August 31, 2002

Nuveen
Municipal Closed-End
Exchange-Traded
Funds

California

NCA
NCP
NCO
NQC
NVC
NUC


Photo of: Woman and girl looking at starfish.
Photo of: Couple walking.



DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT
YOU KEEP.(R)

THE NUVEEN
INVESTOR
See Page 11


Logo: NUVEEN Investments

RECEIVE YOUR
   NUVEEN
      FUND
    UPDATES
FASTER
    THAN EVER!

By registering for online access, you can view and save on your computer the Fund information you currently receive in the mail. This information then can be retrieved any time, and you can select only the specific pages you want to view or print.

Once you sign up, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click on the internet address provided. You'll be saving time, as well as saving printing and distribution expenses for your Fund.

Registering for electronic access is easy and only takes a few minutes. (see instructions at right)

Your e-mail address is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

SIGN UP TODAY-- Here's all you need to do...

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Look at the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name on the address sheet.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4 Click Submit. Confirm the information you just entered is correct, then click Submit again.

5 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select the Access Account tab. Select the E-REPORT ENROLLMENT section. Click on Enrollment Page.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

LOGO: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "I urge you to consider receiving future Fund reports and other information electronically...see the inside front cover of this report for detailed instructions."

Dear
  Shareholder

I am pleased to report that during the period covered by this report, your Fund continued to meet its objective of providing attractive tax-free monthly income, while at the same time offering opportunities to reduce overall portfolio volatility. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In uncertain markets like these, prudent investors understand the importance of diversification, balance and risk management - all attributes your Nuveen Fund can bring to your portfolio. In addition to providing you with tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve call structure, better adapt to current market conditions or increase diversification.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

October 15, 2002

Nuveen California Municipal Closed-End Exchange-Traded Funds (NCA, NCP, NCO, NQC, NVC, NUC)

Portfolio Manager's
               Comments

Portfolio manager Bill Fitzgerald discusses economic conditions, key investment strategies, and the recent performance of the Nuveen California Funds. Bill, who joined Nuveen in 1988, has managed NCP and NCO since 1991, NQC since 1992, NUC since 1993, and NCA and NVC since 1998.


WHAT WERE THE MAJOR DRIVERS OF THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

The two major forces at work during the twelve months ended August 31, 2002, were continued weakness in the U.S. economy and the Federal Reserve's efforts to address this situation by lowering short-term interest rates and maintaining them at 40-year lows. The events of September 11, 2001, and the uncertain geopolitical climate that followed also have impacted the economy and the markets.

In the municipal market, the general economic environment of the past twelve months, including a sluggish recovery and lack of inflationary pressures, helped many bonds perform well. The first eight months of 2002 saw a continuation of the trend toward increased municipal issuance at the national level, with $219.6 billion in new supply, up 21% over January-August 2001. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. Institutional investors, especially traditional purchasers such as property/casualty insurance companies, have also been active buyers in the municipal market.

HOW WAS THE ECONOMIC AND MUNICIPAL ENVIRONMENT IN CALIFORNIA?
California's economy paralleled the national condition, and was characterized by a general slowdown, tepid recovery, and little job growth. As of August 2002, the state unemployment rate was 6.2%, up from 5.5% a year earlier and higher than the national average of 5.7%. In general, southern California has outperformed the northern part of the state over the past year, which continues to be hampered by the downturn in the technology industry.

Shortly after the closing date for this report, California approved its state budget for fiscal year 2003, which began July 1, 2002. The two-month delay in passage was caused by legislators' inability to reach agreement on ways to eliminate a $24 billion deficit, a product of last year's recession, this year's weak recovery and the poor performance of the equity markets. Through most of the 1990s, California's tech-heavy economy produced high levels of income tax revenue from the exercise of stock options, as well as capital gains taxes from the sale of appreciated investments. From a budgetary perspective, the state has had a difficult time adjusting to the changed equity market environment, as personal income tax revenue declined 24% during fiscal year 2002.

The budget for fiscal year 2003 was balanced through a combination of expense reductions, new debt issuance, and fund transfers. However, some concerns remain that the state's new budget could hurt local governments by cutting tax reimbursements to cities, counties and school districts. The current budget also left unresolved California's structural budget deficit, i.e., the state continues to spend significantly more than it is earning through recurring revenues. As a result, California faces an estimated $10 billion shortfall in fiscal year 2004. The state's ability to find new revenue sources will be an important factor in demonstrating to the market that California can make the necessary changes to close its structural budget imbalance.

During the first eight months of 2002, California issued $25.4 billion in new bonds, up more than 11% over the same period in 2001. Given the state's continued need to fund operating deficits, issuance is expected to remain heavy. Chief among the scheduled offerings is $11.8 billion in power bonds issued by the Department of Water Resources. This issue, which represents the largest bond offering in municipal history, would reimburse California's general fund for the $6.6 billion the state spent to purchase power for investor-owned utilities during the 2001 power crisis. Also on the calendar is $4.5 billion in revenue bonds secured by the state's share of the proceeds from the master settlement agreement with the major tobacco companies. Following a Moody's downgrade in November 2001, credit ratings for state-issued general obligation debt have remained intact at A1/A+/AA. As of August 2002, Moody's, Standard & Poor's and Fitch all maintained a negative outlook for the state due to concerns about budget issues and near-term liquidity.

HOW DID THESE NUVEEN CALIFORNIA FUNDS PERFORM OVER THE PAST TWELVE MONTHS?

During the twelve months ended August 31, 2002, the Fed's policy of maintaining short-term interest rates at relatively low levels, combined with generally favorable market conditions, created a positive total return environment for municipal bonds and bond funds. Individual results for the Nuveen California Funds, as well as for relevant indexes, are presented in the accompanying table.

                              TOTAL RETURN         LEHMAN     LIPPER
           MARKET YIELD             ON NAV  TOTAL RETURN1   AVERAGE2
--------------------------------------------------------------------
                                    1 YEAR         1 YEAR     1 YEAR
                   TAXABLE-          ENDED          ENDED      ENDED
       8/31/02  EQUIVALENT3        8/31/02        8/31/02    8/31/02
--------------------------------------------------------------------
NCA      5.19%        8.17%          4.80%          5.61%      5.51%
--------------------------------------------------------------------
NCP      5.96%        9.39%          6.84%          5.61%      5.51%
--------------------------------------------------------------------
NCO      5.95%        9.37%          6.51%          5.61%      5.51%
--------------------------------------------------------------------
NQC      5.91%        9.31%          6.28%          5.61%      5.51%
--------------------------------------------------------------------
NVC      5.88%        9.26%          6.61%          5.61%      5.51%
--------------------------------------------------------------------
NUC      6.10%        9.61%          4.79%          5.61%      5.51%
--------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

In a market characterized by rising bond values, funds with longer durations4 typically would be expected to outperform funds and indexes with shorter durations. As of August 31, 2002, the durations of the five leveraged Nuveen California Funds in this report ranged from 9.26 to 10.64, while NCA, which is unleveraged, had a duration of 7.44. These compared with a duration of 8.49 for the unleveraged Lehman Brothers California Tax-Exempt Bond Index.

In addition to duration, the relative performance of these Funds was influenced by market activity, call exposure, and price movement of individual holdings. The under performance of NCA and NUC, for example, reflected the fact that these Funds had relatively larger holdings of pre-refunded bonds, many of which will mature in two years or less. Given the current interest rate environment, these short-maturity bonds lagged the general market in terms of price appreciation. NUC also held a position in airline-backed Los Angeles International Airport bonds, which accounted for about 1.2% of the Fund's net asset at the beginning of this fiscal year. The value of these bonds fell about 75% over the twelve months ended August 31, 2002, in part because of the decline in air travel over the past year.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

Despite the potential for bond calls, NCA's portfolio remained strong and, as of August 31, 2002, this Fund had provided shareholders with 50 consecutive months of steady or increasing dividends. As the Fed continued to keep short-term interest rates relatively low, the dividend-payment capabilities of the five other Funds covered in this report benefited from their use of leverage, which can potentially enhance the dividends paid to common shareholders. This is because the amount of the benefit is tied in part to the short-term rates the leveraged Funds pay their MuniPreferred(R) shareholders. Low short-term rates, such as those currently in effect, can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends. During the fiscal year ended August 31, 2002, steady or falling short-term interest rates enabled us to implement three dividend increases in NUC and maintain stable, attractive dividends in the remaining four leveraged Funds.

Given the volatility of the past year, investors seem to have continued to evaluate their asset allocation plans. We believe many made slow, but significant, shifts to take better advantage of the balance offered by fixed-income investments. Over the past twelve months, stronger demand helped to increase the share price on NCA and narrow its discount, while NUC maintained its price premium to NAV. The remaining four Funds were trading at modest discounts to their common share net asset values as of August 31, 2002 (see charts on individual Performance Overview pages).

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN CALIFORNIA FUNDS DURING THE FISCAL YEAR ENDED AUGUST 31, 2002?

As interest rates declined, our focus was on shifting the maturity structure of these Funds from long to long/intermediate by selling bonds in the 20- to 25-year part of the yield curve and replacing them with bonds in the 15- to 20-year range. Essentially, our strategy involved positioning the portfolios more defensively in anticipation of potential changes in the interest rate environment. We believed that bonds in the 15- to 20-year part

1 The Funds' total annual returns on common share net asset value are compared with the total annual return of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen California Funds are compared with the average annualized return of the 21 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 36.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate Fund duration unless otherwise noted.

of the yield curve offered greater opportunities for price appreciation and would also perform well if and when interest rates rose. Our recent purchases have primarily been AAA insured bonds offering very attractive coupons, as we believe these issues should provide better downside protection in the event of a rise in interest rates. In general, as a result of this positioning, the Funds' durations have shortened somewhat over the past six months. We believe this will help make our portfolios less sensitive to interest rate changes while still providing yields and returns that are competitive with longer duration funds.

We also made some strategic investments in non-rated assessment district bonds with maturities of 20 years, primarily housing project issues, to provide enhanced yield and diversification. Overall, we believe the Funds were appropriately weighted in the healthcare and multifamily housing sectors, which benefited performance over the past twelve months. During this time, we made no new investments in the transportation sector, and generally avoided general obligation bonds due to budget uncertainties.

In the existing geopolitical and economic climates, we believe that maintaining strong credit quality remains a key requirement for all of the Nuveen Funds. As of August 31, 2002, each of the California Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 51% to 83%. All of the Funds also had a portion of their assets invested in BBB and non-rated bonds, which served to enhance the Funds' income.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN CALIFORNIA FUNDS IN PARTICULAR?

In general, our outlook for the fixed-income markets over the next twelve months remains positive. We believe the U.S. economy is headed for an eventual recovery, but one that could be slower to arrive and offer a slower rate of growth than some are currently predicting. We also expect inflation and interest rates to remain relatively low over the near term, while new municipal volume should continue to be strong. Currently, national issuance is on pace to exceed the record of $292 billion set in 1993. Demand for tax-exempt municipal bonds should remain solid, as investors look for ways to rebalance their portfolios and reduce risk. One item that will bear watching, however, is any increase in budgetary pressure at the city and county levels that could potentially result in credit rating downgrades among bonds issued by these entities.

NUC, which reached its 10-year anniversary in late 2001, still faces a slightly higher level of potential calls (26%) through the end of 2003 as the Fund works its way through the part of its life cycle that often is associated with increased call exposure. NCP, which purchased a number of short-call bonds designed to help maintain and enhance income as the Fund went through its ten-year anniversary period in 1999, has call exposure of 21% through the end of 2003. The number of actual calls in these Funds will depend largely on market interest rates. In general, we believe the call exposure of these Funds is very manageable, and we foresee no problems in working through it. The other four funds covered in this report continue to offer excellent levels of call protection through 2002 and 2003, with call exposure ranging from 10% in NVC and NQC to 13% in NCO. Given the current market interest rates, our general approach has been to hold higher-yielding bonds as long as possible to support the Funds' current dividends while we look for attractive replacement opportunities that can enhance credit quality, diversification, and future dividend-payment capabilities.

In coming months, we plan to remain focused on strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's experience and research expertise. Specific areas of concentration will include managing interest rate volatility through the continued purchase of bonds in the 15- to 20-year part of the yield curve and taking advantage of additional opportunities to structure our portfolios more defensively. The heavy issuance anticipated in the California market should enhance our ability to find such opportunities. In addition, as the energy markets in California continue to stabilize, we expect to see the Funds' holdings backed by Pacific Gas & Electric emerge from bankruptcy court intact. Overall, we believe the Nuveen California Funds are well positioned for the market environment ahead. In our opinion, they continue to represent an important element of investors' long-range financial programs, providing dependable tax-free income, diversification, and balance in uncertain times.

Nuveen California Municipal Value Fund, Inc.

Performance
  Overview As of August 31, 2002

NCA


Pie Chart:
AAA/U.S. Guaranteed           51%
A                             11%
BBB                           22%
NR                            15%
Other                          1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.95
--------------------------------------------------
Common Share Net Asset Value                $10.27
--------------------------------------------------
Market Yield                                 5.19%
--------------------------------------------------
Taxable-Equivalent Yield

(Federal Income Tax Rate)1                   7.41%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.17%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $259,346
--------------------------------------------------
Average Effective Maturity (Years)           17.73
--------------------------------------------------
Average Duration                              7.44
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.61%         4.80%
--------------------------------------------------
5-Year                         5.22%         5.84%
--------------------------------------------------
10-Year                        5.09%         5.91%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         29%
--------------------------------------------------
U.S. Guaranteed                                24%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Housing/Multifamily                             7%
--------------------------------------------------

Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE
9/01                          0.043
10/01                         0.043
11/01                         0.043
12/01                         0.043
1/02                          0.043
2/02                          0.043
3/02                          0.043
4/02                          0.043
5/02                          0.043
6/02                          0.043
7/02                          0.043
8/02                          0.043

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                        9.77
                              9.86
                              9.29
                              9.66
                              9.81
                              9.7
                              9.75
                              9.83
                              10.09
                              10.17
                              10.15
                              10.11
                              10.03
                              10
                              9.9
                              9.77
                              10.1
                              10.04
                              10.07
                              10.07
                              9.97
                              10.05
                              10.08
                              9.99
                              10.15
                              10.15
                              10.2
                              9.88
                              9.92
                              9.64
                              9.66
                              9.65
                              9.5
                              9.69
                              9.93
                              10.1
                              9.88
                              9.78
                              9.86
                              9.99
                              9.8
                              9.7
                              9.8
                              9.88
                              10.11
                              9.85
                              9.86
                              9.87
                              10.03
                              10.04
                              9.85
8/31/02                       9.95


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

Nuveen California Performance Plus Municipal Fund, Inc.

Performance
   Overview As of August 31, 2002

NCP


Pie Chart:
AAA/U.S. Guaranteed           60%
AA                            17%
A                              8%
BBB                           12%
NR                             3%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.00
--------------------------------------------------
Common Share Net Asset Value                $15.32
--------------------------------------------------
Market Yield                                 5.96%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.51%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.39%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $198,594
--------------------------------------------------
Average Effective Maturity (Years)           17.57
--------------------------------------------------
Leverage-Adjusted Duration                    9.26
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 11/89)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         1.11%         6.84%
--------------------------------------------------
5-Year                         3.50%         6.32%
--------------------------------------------------
10-Year                        6.11%         6.76%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 22%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Water and Sewer                                15%
--------------------------------------------------
U.S. Guaranteed                                11%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/01                          0.0745
10/01                         0.0745
11/01                         0.0745
12/01                         0.0745
1/02                          0.0745
2/02                          0.0745
3/02                          0.0745
4/02                          0.0745
5/02                          0.0745
6/02                          0.0745
7/02                          0.0745
8/02                          0.0745


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                        15.84
                              15.78
                              14.7
                              15.25
                              15.6
                              15.56
                              15.45
                              15.45
                              15.55
                              15.65
                              15.37
                              15.38
                              15.26
                              15.3
                              15.03
                              14.68
                              14.71
                              14.83
                              14.8
                              14.92
                              14.9
                              15.05
                              15.32
                              15.25
                              15.33
                              15.51
                              15.02
                              14.5
                              14.4
                              14.5
                              14.5
                              14.66
                              14.65
                              14.51
                              14.66
                              14.85
                              14.82
                              14.85
                              14.68
                              14.92
                              14.95
                              14.62
                              14.74
                              14.89
                              14.96
                              14.86
                              14.82
                              15
                              15.12
                              15
                              14.88
8/31/02                       15

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0951 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.

Performance
  Overview As of August 31, 2002

NCO


Pie Chart:
AAA/U.S. Guaranteed           66%
AA                            17%
A                              6%
BBB                            5%
NR                             3%
Other                          3%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.22
--------------------------------------------------
Common Share Net Asset Value                $15.26
--------------------------------------------------
Market Yield                                 5.95%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.50%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.37%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $124,425
--------------------------------------------------
Average Effective Maturity (Years)           19.12
--------------------------------------------------
Leverage-Adjusted Duration                   10.64
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 5/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.26%         6.51%
--------------------------------------------------
5-Year                         4.62%         5.86%
--------------------------------------------------
10-Year                        6.12%         6.73%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         20%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------


Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/01                          0.0755
10/01                         0.0755
11/01                         0.0755
12/01                         0.0755
1/02                          0.0755
2/02                          0.0755
3/02                          0.0755
4/02                          0.0755
5/02                          0.0755
6/02                          0.0755
7/02                          0.0755
8/02                          0.0755

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                        16.06
                              16.06
                              15.17
                              15.47
                              15.61
                              15.78
                              15.89
                              15.8
                              15.71
                              15.85
                              15.65
                              15.38
                              15.48
                              15.46
                              15.35
                              14.8
                              14.69
                              14.82
                              15.02
                              15.1
                              15.16
                              15.21
                              15.44
                              15.4
                              15.41
                              15.56
                              15.4
                              15.05
                              14.6
                              14.5
                              14.5
                              14.55
                              14.7
                              14.66
                              14.87
                              15.15
                              15.08
                              14.81
                              14.92
                              14.94
                              14.92
                              14.89
                              14.94
                              15
                              15.05
                              14.92
                              15
                              15.2
                              15.27
                              15.3
                              15.11
8/31/02                       15.22


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.0904 per share.

Nuveen California Investment Quality Municipal Fund, Inc.

Performance
   Overview As of August 31, 2002

NQC


Pie Chart:
AAA/U.S. Guaranteed           65%
AA                            11%
A                              8%
BBB                           13%
NR                             1%
Other                          2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.52
--------------------------------------------------
Common Share Net Asset Value                $15.78
--------------------------------------------------
Market Yield                                 5.91%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.44%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.31%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $214,261
--------------------------------------------------
Average Effective Maturity (Years)           19.59
--------------------------------------------------
Leverage-Adjusted Duration                   10.45
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 11/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -0.55%         6.28%
--------------------------------------------------
5-Year                         4.88%         6.53%
--------------------------------------------------
10-Year                        6.24%         6.96%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 25%
--------------------------------------------------
Tax Obligation/Limited                         22%
--------------------------------------------------
U.S. Guaranteed                                13%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                      6%
--------------------------------------------------


Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/01                          0.0765
10/01                         0.0765
11/01                         0.0765
12/01                         0.0765
1/02                          0.0765
2/02                          0.0765
3/02                          0.0765
4/02                          0.0765
5/02                          0.0765
6/02                          0.0765
7/02                          0.0765
8/02                          0.0765

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/30/01                       16.62
                              16.61
                              15.35
                              16.05
                              16.67
                              16.41
                              16.19
                              16.05
                              16
                              16.22
                              16.23
                              15.88
                              15.99
                              15.83
                              15.73
                              15.15
                              15.23
                              15.25
                              15.5
                              15.78
                              15.61
                              15.68
                              15.73
                              15.74
                              15.84
                              15.94
                              15.61
                              15.02
                              14.75
                              14.74
                              14.8
                              14.82
                              15
                              15.16
                              15.29
                              15.3
                              15.2
                              15.14
                              15.11
                              15.26
                              15.2
                              15.5
                              15.35
                              15.63
                              15.49
                              15.38
                              15.3
                              15.52
                              15.68
                              15.7
                              15.29
8/31/02                       15.52


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0205 per share.

Nuveen California Select Quality Municipal Fund, Inc.
Performance
   Overview As of August 31, 2002

NVC


Pie Chart:
AAA/U.S. Guaranteed           66%
AA                            11%
A                             14%
BBB                            6%
NR                             1%
Other                          2%



PORTFOLIO STATISTICS

--------------------------------------------------
Share Price                                 $15.51
--------------------------------------------------
Common Share Net Asset Value                $15.53
--------------------------------------------------
Market Yield                                 5.88%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.40%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.26%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $358,632
--------------------------------------------------
Average Effective Maturity (Years)           21.04
--------------------------------------------------
Leverage-Adjusted Duration                    9.34
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 5/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         2.79%         6.61%
--------------------------------------------------
5-Year                         5.29%         6.56%
--------------------------------------------------
10-Year                        7.13%         7.37%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------

Bar Chart:
2001-2002 Monthly Tax-Free Dividends Per Share2
9/01                          0.076
10/01                         0.076
11/01                         0.076
12/01                         0.076
1/02                          0.076
2/02                          0.076
3/02                          0.076
4/02                          0.076
5/02                          0.076
6/02                          0.076
7/02                          0.076
8/02                          0.076



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                        15.75
                              15.8
                              14.81
                              15.34
                              16.04
                              15.98
                              15.73
                              15.7
                              15.92
                              15.92
                              15.55
                              15.4
                              15.64
                              15.55
                              15.35
                              14.87
                              15.14
                              15.4
                              15.37
                              15.6
                              15.6
                              15.62
                              15.73
                              15.56
                              15.69
                              15.68
                              15.47
                              14.95
                              14.28
                              14.61
                              14.92
                              14.81
                              14.96
                              14.95
                              15.04
                              15.15
                              15.25
                              15.25
                              15.35
                              15.23
                              15.03
                              14.96
                              15.16
                              15.23
                              15.26
                              15.12
                              15.09
                              15.29
                              15.59
                              15.33
                              15.35
8/31/02                       15.51




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.1585 per share.

Nuveen California Quality Income Municipal Fund, Inc.

Performance
   Overview As of August 31, 2002

NUC


Pie Chart:
AAA/U.S. Guaranteed           64%
AA                            12%
A                             17%
BBB                            1%
NR                             2%
Other                          4%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $16.14
--------------------------------------------------
Common Share Net Asset Value                $15.84
--------------------------------------------------
Market Yield                                 6.10%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.71%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.61%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $347,561
--------------------------------------------------
Average Effective Maturity (Years)           18.51
--------------------------------------------------
Leverage-Adjusted Duration                    9.52
--------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 11/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.15%         4.79%
--------------------------------------------------
5-Year                         6.15%         6.47%
--------------------------------------------------
10-Year                        7.73%         7.57%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                23%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Education and Civic Organizations              12%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------


Bar Chart:
2001-2002 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
9/01                          0.0785
10/01                         0.0785
11/01                         0.0785
12/01                         0.0795
1/02                          0.0795
2/02                          0.0795
3/02                          0.081
4/02                          0.081
5/02                          0.081
6/02                          0.082
7/02                          0.082
8/02                          0.082


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/01                        16.48
                              16.56
                              15.6
                              16.18
                              16.3
                              16.09
                              16.05
                              16.09
                              16.45
                              16.4
                              16.18
                              16.09
                              16.07
                              16.1
                              15.95
                              15.74
                              15.75
                              15.89
                              15.7
                              15.75
                              15.76
                              15.92
                              16.19
                              16.3
                              16.31
                              16.3
                              16.15
                              15.45
                              15
                              15.14
                              15.36
                              15.33
                              15.42
                              15.39
                              15.81
                              15.97
                              15.83
                              15.76
                              15.9
                              16.03
                              15.85
                              15.95
                              15.9
                              15.87
                              16.15
                              16.05
                              16.04
                              16.05
                              16.11
                              16.17
                              16.01
8/31/02                       16.14


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2001 of $0.0833 per share.

V2

THE NUVEEN
 INVESTOR

Photo of: Child standing on chair.


NOW'S THE TIME - MAKE THE MOST OF YOUR FINANCIAL ADVISOR
From the daily ups and downs of the stock market to atypically low interest rates - and everything in between - it's hard to know how to invest your money these days. It's all the more frustrating if you're a do-it-yourself investor.

--------------------------------------------------------------------------------
 According to research conducted for the Forum for Investor Advice, almost half of do-it-yourself investors said being able to access an advisor's investment knowledge would be a primary reason for seeking advice.*
--------------------------------------------------------------------------------

Today more than ever, investors may want to consider using a financial advisor. Investing is too important and often too complicated to go it alone. Many investors need a professional who is not only knowledgeable, but someone who understands their unique goals, time horizon and risk tolerance.

If you have an advisor or are looking to get established with one, consider these six ways to make the most of what he or she has to offer.

o Education. Your advisor can help you understand asset classes, products and financial terms - and the pros and cons of different investment types.

o Research. How is the investment managed? What are the tax consequences? Are investment fundamentals in place? Let the professionals use their time, connections and expertise to do the homework.

o Information. In survey after survey, "information" is what investors say they need most from their financial advisors. Account statements, annual reports, prospectuses - even your advisor's web site - are excellent sources of information about your investments and financial news and trends.

o Recommendations. Beyond information and analysis, your advisor can offer advice, suggestions and insight culled from years of working through a variety of market conditions.

--------------------------------------------------------------------------------
(continued on page 15)



* The Study was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research.

     Volume TWO 2002
     INSIDE

11   Now's the Time-- Make the Most of Your Financial Advisor

12   Why Professional Management Makes Sense with Municipal Bond Investing

13 Today's Investing Waters Are Deep and Turbulent. Some Are Uncharted. Be Sure You're Prepared to... NAVIGATE THE CURRENTS

14   Investing Math

15   Did You Know...?

16   Fund Reports Available Online

16   ETFConnect: The Source for All Exchange-Traded Funds

     (C)2002 Nuveen Investments.
     All rights reserved.


Logo: NUVEEN Investments

V2

WHY PROFESSIONAL MANAGEMENT MAKES SENSE WITH MUNICIPAL BOND INVESTING

Municipal bonds, the fourth largest capital market in the United States, have become increasingly popular with individual investors. Federal Reserve Board data shows that individuals owned more than a third, or $582.3 billion, of the $1.7 trillion of municipal bonds outstanding on December 31, 2001.

Municipal bonds might be even more popular with individual investors if investing were simple and straightforward. But it isn't. The fact that municipal bonds are complex keeps many retail investors at bay. However, with professional management, the complexities of municipal bonds may be alleviated.

WHAT MAKES MUNICIPAL BONDS SO COMPLICATED?

For starters, the municipal bond market is one of the most fragmented and inefficient of U.S. financial markets. More than 1.5 million issues from 50,000 issuers trade in an institutionally dominated, negotiated market with no central exchange.

This context poses several difficulties for retail investors. First and foremost, current information on municipal bonds, industry conditions and market dynamics isn't readily available to non-professionals. Most information circulates through professional channels among institutional investors, making research all but impossible for individuals.

Professional portfolio managers buy in volume, while retail investors tend to be interested in smaller trades, or "odd lots" that sell for less than $25,000 or $50,000. This means individuals seldom obtain the best prices. Individual investors further lament that markups to cover a dealer's bond-selling costs are both prohibitive and non-standardized.

If an individual investor is persistent and confident enough to take the plunge into municipals, he or she might be forced to adhere to a buy-and-hold strategy of bonds with different maturities, or what is commonly called a laddered portfolio. However, bond calls can disturb laddering strategies and force reinvestment decisions at inopportune times.

WHAT'S AN INDIVIDUAL INVESTOR TO DO?

Because of the municipal market's inefficiencies and intricacies, an individual investor may want to rely on a major market participant when considering municipal bonds. If an individual investor is considering a municipal bond investment they may want to look at Nuveen's municipal closed-end exchange-traded funds. Nuveen has over 100 years experience in the municipal bond market and as an influential market leader, it has the ability to negotiate some of the best possible prices. Continuous evaluation and monitoring of the market allows Nuveen to identify investment opportunities and capitalize on market dynamics such as "riding down the yield curve." Simply put, Nuveen buys bonds and sells them before maturity or call date to try to capture any potential gains.

For more information about how professional management of municipal bonds can be used to meet your investing goals, talk with your financial advisor.


Photo of: Child with net for fishing.
Photo of: Man fishing.


The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2

TODAY'S INVESTING WATERS ARE DEEP AND TURBULENT. SOME ARE UNCHARTED. BE SURE YOU'RE PREPARED TO...NAVIGATE THE CURRENTS

INDIVIDUALS WHO INVESTED IN STOCKS IN THE 1990S GOT SPOILED. THEY CAME TO EXPECT DOUBLE-DIGIT ANNUAL RETURNS. EVEN FOR THAT BRIEF FOUR-MONTH PERIOD BETWEEN JULY AND OCTOBER 1998, WHEN THE MARKET DROPPED MORE THAN 15%, INVESTORS WHO STAYED THE COURSE WERE REWARDED WITH A 50% GAIN IN THE MARKET OVER THE NEXT EIGHT MONTHS, AS REPRESENTED BY THE RETURNS OF THE S&P 500.

BUT THEN CAME TECHNOLOGY WOES AND THE VIRTUAL DISAPPEARANCE OF ONCE-PROMISING DOT-COMS. OUR FINANCIAL BUBBLE BURST. SINCE THEN, A SLUGGISH ECONOMY, TERRORIST ATTACKS AND CORPORATE FRAUD HAVE TAKEN THEIR TOLL. RECENT STOCK MARKET LOSSES HAVE LEFT MOST INVESTORS WONDERING HOW TO NAVIGATE THROUGH ROUGH INVESTING WATERS. DESPITE STORMY CONDITIONS, YOU CAN STILL REACH YOUR FINANCIAL GOALS.
IT'S A MATTER OF FOLLOWING SEVERAL TIME-HONORED INVESTING PRINCIPLES....



DIVERSIFY BY ASSET CLASS AND SECTOR.

By investing across asset classes, market capitalizations and economic sectors, you balance risk and reward, growth and income. Stocks and fixed-income investments - and different industries - react differently in different economic environments.

INVEST IN REAL ESTATE FOR GREATER DIVERSIFICATION.

Real estate has a low correlation to other asset classes, and over time, investors have benefited from continuous, steady growth.1

INVEST IN QUALITY.

The best-performing portfolios tend to be weighted with funds, bonds and stocks of companies that have true financial strength and proven records of growth and profitability.

CONSIDER DOLLAR-COST AVERAGING.

Instead of waiting and trying to buy a stock at its lowest price, invest a consistent amount of money on a regular basis, regardless of the price. Your average cost per share may be less than the average price per share. Dollar cost averaging does not ensure a profit or protect against loss in a declining market. Because such a plan involves continuous investment, investors should consider their financial ability to continue purchases through periods of low price levels.

EXPECT MARKET FLUCTUATIONS.

Intra-day movements up or down 100 points are becoming more the norm than the exception. Keep those shifts of 100+ points in perspective. A 100-point move represents about a 1% movement in the Dow Jones Industrial Average at its current level.

AVOID FREQUENT TRADING.

With day-to-day market fluctuations, it's tempting to jump from investment to investment to try to avoid losses.

TAKE A LONG-TERM VIEW.

Successful navigation through investing waters has more to do with time than timing. There have been 13 bear markets since 1929, averaging three to 41 months and plummeting an average 39% each time. Nine of those bear markets occurred between 1970 and 2000. Yet Bloomberg Financial Reports notes that, over the same 30-year period, the stock market rose over 15-fold.1 Base your performance expectations on long-term trends rather than short-term swings.

The key to navigating tempestuous financial waters is to keep your sights set on reaching your long-term goals. Let your financial advisor and common sense be your guide as you review your portfolio and chart your course for financial success.

1    Past performance is not an indication of future results.


The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2

INVESTING MATH

Q: Investor A gets a 10% return in Year One on his investment of $1000 and loses 5% in Year Two. Investor B loses 5% in Year One on her investment of $1000 and earns 10% in Year Two. Who comes out ahead?

A: They tie. Investor A has $1100 at the end of Year One and $1045 after Year Two. Investor B has $950 at the end of Year One and $1045 after Year Two.

True or False?
     By investing $100 per month for 30 years, you could end up with more than $100,000.

     True, as long as your investment compounds at 6% interest per year or more.*

                                          Compound
$100 per               Total           Yield at 6%
month for         Investment         interest/year
--------------------------------------------------
  1 year            $  1,200            $    1,234
--------------------------------------------------
  5 years           $  6,000            $    6,977
--------------------------------------------------
 10 years           $ 12,000            $   16,388
--------------------------------------------------
 15 years           $ 18,000            $   29,082
--------------------------------------------------
 20 years           $ 24,000            $   46,204
--------------------------------------------------
 25 years           $ 30,000            $   69,299
--------------------------------------------------
 30 years           $ 36,000            $  100,452
--------------------------------------------------


Q:   When is 6% really 8.5%...and 5% really 3.5%?

A: When 6% is earned on a tax-free investment, such as a municipal bond fund, and the 5% is the yield on a taxable investment in the 30% tax bracket. You can determine the equivalent yield a taxable investment would have to pay for you to net the same amount after tax, compared to the yield on a tax-exempt investment. Use the formula: E = B -: (1-T). B is the tax-exempt yield, T is your personal income tax bracket, and E is the taxable equivalent yield.

True or False?
     It will take 24 years for you to double your money if you put your money in a savings account or other investment paying 3%.

     True, this is commonly known as the Rule of 72. All you need to do is take the number 72 and divide it by the interest rate you receive. The answer will be the number of years it takes to double your money.

   Interest                     Years to Double
    Rate %                         Your Money
-----------------------------------------------
      1%                              72.0
-----------------------------------------------
      3%                              24.0
-----------------------------------------------
      5%                              14.4
-----------------------------------------------
      7%                              10.3
-----------------------------------------------
      9%                               8.0
-----------------------------------------------


* These hypothetical examples are for illustrative purposes only and are not intended to represent the performance of any Nuveen investment.

The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

Photo of: 2 people on sailboat.
Photo of: Child with toy sailboat.

V2

--------------------------------------------------------------------------------
(continued from page 11)


o Perspective. When the market or a particular investment is down, it's great to have a financial advisor to remind you of your long-term goals, discourage panic and suggest alternatives.

o Assessment. Your advisor can help you monitor and evaluate how well your portfolio and individual investments are performing vis-a-vis your goals.

One last thought: communication is vital. Your advisor will be able to best meet your needs when you provide information about yourself and what you want from your investments. Give your advisor as much information as you expect to get.



ADVISOR CHECKLIST

When you meet with your financial advisor, you'll want to be prepared to talk about...

o    Adjusting (or setting) financial goals.

o Evaluating (or developing) your investment strategy, so it's aligned to achieve your short- and long- term goals.

o Any major life events, such as marriage, birth of a child or disability of a spouse.

o    Rebalancing your portfolio.

o    Investing for retirement.

o    Minimizing your tax liability.

o    Bringing your estate plan up to date.

o Other financial issues, such as life insurance, credit card debt or mortgage information.

--------------------------------------------------------------------------------



DID YOU KNOW...?

o The Forum for Investment Advice reports that a Dow Jones Industrial Average decline of 15% or more typically occurs about once very two years.

o According to the Federal Deposit Insurance Corp., investors lost $114 million from May 1999 to May 2002 because they went over the FDIC's $100,000-per-depositor insurance limit, or because they deposited their money unknowingly in uninsured banks. Check your institution's coverage amounts at www2.fdic.gov/edie.

o Financial experts suggest that you have no more than 25 % of your 401(k) assets in company stock.

o The municipal bond market trades $9.5 billion worth of bonds on an average day.

o According to US News and World Report, the average age of retirement in industrialized countries is 59.2 years in France, 60.5 in Germany, 60.6 in Italy, 62.3 in Canada, 62.7 in the United Kingdom, 63.6 in the USA and 66.5 in Japan.

o Banks frequently use different methods to calculate interest. To compare how much money you'll earn at different banks, ask for each account's "annual percentage yield." Only APYs are calculated the same way from bank to bank.

The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

V2

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE

2 ILLUSTRATIONS OF: INVESTORDELIVERY.COM WEBSITE.


Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.

If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.

After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.



--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or investment advice. Contact your advisor for information about your particular situation.
--------------------------------------------------------------------------------


ETFCONNECT:
THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS

Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.

ILLUSTRATION OF: ETFCONNECT WEBSITE.


The Nuveen Investor Vol 02.2
Logo: NUVEEN Investments

Report of
   Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and these financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
October 11, 2002


                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            Portfolio of
                                    Investments August 31, 2002
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.8%

$       7,400   California County Tobacco Securitization Agency, Sonoma County,       6/12 at 100.00            A1     $  7,321,412
                 Tobacco Settlement Asset-Backed Bonds, Tobacco Funding
                 Corporation, Series 2002B, 5.500%, 6/01/30


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 0.6%

        1,500   California Statewide Community Development Authority,                12/06 at 105.00           N/R        1,529,865
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.8%

        1,000   City of Arcadia, California, Hospital Revenue Bonds (Methodist       11/02 at 102.00          BBB+        1,024,290
                 Hospital of Southern California), Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds      12/09 at 101.00            A3       12,846,480
                 (Cedars-Sinai Medical Center), Series 1999A, 6.125%, 12/01/30

        5,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00          BBB+        5,164,900
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

        2,190   City of Pasadena, California, Insured Health Facilities Revenue      12/02 at 100.00            A+        2,201,717
                 Bonds (Pacific Clinics), Series 1988A, 8.200%, 6/01/18

        1,440   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102.00          BBB+        1,539,778
                 Dameron Hospital Association, 1997 Series A,
                 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.2%

        9,100   ABAG Finance Authority for Nonprofit Corporations, California,          No Opt. Call          BBB-        9,856,301
                 Multifamily Housing Revenue  Refunding Bonds (United
                 Dominion/2000 Post Apartments), 2000 Series A,
                 6.400%, 8/15/30 (Alternative Minimum Tax) (Mandatory
                 put 8/15/08)

        3,820   California Statewide Communities Development Authority,               7/09 at 102.00           N/R        3,614,904
                 Multifamily Housing Revenue Bonds (Harbor City Lights Project),
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Communities Development Authority,                 No Opt. Call          BBB+        5,265,100
                 Multifamily Housing Refunding Bonds (Archstone Pelican
                 Point Apartments - Archstone Communities Trust), Issue 1999H,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.1%

        2,200   California Housing Finance Agency, Home Mortgage Revenue              2/06 at 102.00           AAA        2,321,660
                 Bonds, 1995 Series M, 6.050%, 8/01/15 (Alternative
                 Minimum Tax)

          225   California Rural Home Mortgage Finance Authority, Single                No Opt. Call           Aaa          247,511
                 Family Mortgage Revenue Bonds  (Mortgage-Backed
                 Securities Program), 1993 Series A-2, 7.950%, 12/01/24
                 (Alternative Minimum Tax)

        2,595   California Rural Home Mortgage Finance Authority, Single                No Opt. Call           AAA        2,815,705
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities
                 Program), 1997 Series D, 6.700%, 5/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%

        2,720   ABAG Finance Authority for Non-Profit Corporations, California,      10/07 at 102.00           BB+        2,595,886
                 Certificates of Participation, American Baptist Homes of the
                 West Facilities Project, Series 1997A, 5.750%, 10/01/17

        5,945   California Statewide Communities Development Authority,               4/09 at 101.00           BBB        6,000,883
                 Certificates of Participation, The Internext Group,
                 5.375%, 4/01/17

        2,000   Riverside County Public Financing Authority, California,              5/09 at 101.00          BBB-        2,017,520
                 Certificates of Participation, Air Force Village West, Inc.,
                 5.750%, 5/15/19

                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 4.9%

$       7,500   State of California, Various Purpose General Obligation Bonds,        3/10 at 101.00           AAA     $  8,137,575
                 5.750%, 3/01/27

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00           AAA        1,903,431
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21

        2,325   Temecula Valley Unified School District, County of Riverside,         9/06 at 102.00           AAA        2,611,998
                 California, 1990 General Obligation Bonds, Series F,
                 6.000%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.4%

        4,500   Bonita Canyon Public Facilities Financing Authority, California,      9/02 at 103.00           N/R        4,338,315
                 Community Facilities District No. 98-1 Special Tax Bonds,
                 Series 1998, 5.375%, 9/01/28

        9,000   State Public Works Board of the State of California, Lease            1/06 at 100.00           AAA        9,187,110
                 Revenue Bonds, Department of Corrections, 1996 Series A,
                 California Substance Abuse Treatment Facility and State
                 Prison at Corcoran, Corcoran II, 5.250%, 1/01/21

        4,000   State Public Works Board of the State of California, Lease           11/09 at 101.00           AAA        4,331,000
                 Revenue Bonds (California Department of Health Services),
                 1999 Series A (Richmond Laboratory Project), 5.750%, 11/01/24

        6,000   Community Facilities District No. 98-2 of the Capistrano Unified      9/09 at 102.00           N/R        5,963,340
                 School District, Ladera, California, Series 1999, Special Tax
                 Bonds, 5.750%, 9/01/29

        3,995   Chino Unified School District, California, Certificates of            9/05 at 102.00           AAA        4,435,449
                 Participation (1995 Master Lease Program), 6.000%, 9/01/20

        2,800   Community Development Commission of the City of Commerce,             8/07 at 102.00           N/R        2,840,124
                 California, Redevelopment Project No. 1, Subordinate Lien Tax
                 Allocation Refunding Bonds, Series 1997B, 6.000%, 8/01/21

        2,000   Redevelopment Agency of the City of Duarte, California, Amended       9/07 at 102.00           N/R        2,165,200
                 Davis Addition Project Area, 1997 Tax Allocation Refunding
                 Bonds, 6.700%, 9/01/14

        4,710   City of Milpitas, Santa Clara County, California, Limited Obligation  9/02 at 103.00           N/R        4,865,713
                 Improvement Bonds, Local Improvement District No. 20,
                 1998 Series A, 5.650%, 9/02/13

        3,300   Orange County Development Agency, California, Santa Ana               9/03 at 102.00           BBB        3,366,858
                 Heights Project Area, 1993 Tax Allocation Revenue Bonds,
                 6.125%, 9/01/23

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00           AAA        8,649,680
                 California, Community Facilities District No. 90-1, Special Tax
                 Bonds, Series 1999, 5.800%, 8/01/29

        3,300   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00             A        3,422,265
                 Revenue Bonds, Series D, 5.375%, 7/01/36

          495   County of Riverside, California, Mobile Home Park Revenue            10/02 at 100.00           N/R          447,737
                 Bonds, Bravo Mobile Home Park Project, Subordinate Lien,
                 Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park             7/08 at 102.00           N/R        1,401,926
                 Revenue Bonds (Charter Oak Mobile Home Estates Acquisition
                 Project), Series 1998A, 5.700%, 7/01/28

        3,000   Redevelopment Agency of the City of San Jose, California,             2/04 at 102.00           AAA        3,044,010
                 Tax Allocation Bonds, Merged Area Redevelopment Project,
                 Series 1993, 5.000%, 8/01/20

        2,750   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00           AAA        2,848,395
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/20

        1,700   Shafter Joint Powers Financing Authority, California, Lease           1/07 at 101.00             A        1,862,112
                 Revenue Bonds, 1997 Series A (Community Correctional Facility
                 Acquisition Project), 5.950%, 1/01/11

        1,000   City of Stockton, California, Mello-Roos Revenue Bonds,               8/05 at 102.00           N/R        1,063,620
                 Series 1997A, Community Facilities District No. 90-2 (Brookside
                 Estates), 5.850%, 8/01/09

        3,470   Upland Community Redevelopment Agency, California, Upland            10/02 at 100.50           N/R        3,511,848
                 Redevelopment Project (A Merged Project), Subordinated
                 Tax Allocation Notes (Low and Moderate Income Housing
                 Fund Projects), Issue of 1999, 6.100%, 10/01/04

        3,000   Virgin Islands Public Finance Authority, Revenue Bonds (Virgin       10/10 at 101.00          BBB-        3,351,270
                 Islands Gross Receipts Taxes Loan Notes), Series 1999A,
                 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special Tax       9/05 at 102.00           N/R        2,607,162
                 Leases Revenue Refunding Bonds, 1997 Series A,
                 5.875%, 9/01/20

                                       19

                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 8.9%

$      20,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00          BBB-     $ 13,570,000
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/27

        1,250   City of Fresno, California, Airport Revenue Bonds, Series 2000A,      7/10 at 101.00           AAA        1,320,163
                 5.500%, 7/01/30

        3,000   Port of Oakland, California, Revenue Bonds, 1997 Series G,           11/07 at 102.00           AAA        3,085,800
                 5.375%, 11/01/25 (Alternative Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,          5/06 at 102.00           AAA        5,218,650
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 10A, 5.625%, 5/01/21 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 23.4%

        3,115   California Educational Facilities Authority, Revenue Bonds (Pooled    6/10 at 101.00       Baa3***        3,829,301
                 College and University Projects), 2000 Series C, 6.750%, 6/01/30

        2,700   California Statewide Communities Development Authority,               4/03 at 102.00        N/R***        2,823,552
                 Certificates of Participation, Pacific Homes, Series A,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        2,065   County of Contra Costa, California, 1988 Home Mortgage Revenue          No Opt. Call           AAA        2,921,417
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 8.250%, 6/01/21 (Alternative Minimum Tax)

        2,500   Community Redevelopment Agency of the City of Los Angeles,            1/03 at 100.00        BBB***        2,527,550
                 California, Central Business District Redevelopment Project,
                 Tax Allocation Refunding Bonds, Series G, 6.750%, 7/01/10

        8,515   Los Angeles Convention and Exhibition Center Authority,              12/05 at 100.00           AAA       10,482,646
                 California, Certificates of Participation, Series 1985,
                 9.000%, 12/01/20 (Pre-refunded to 12/01/05)

        3,000   Merced Irrigation District, California, Revenue Certificates of       3/03 at 102.00           AAA        3,130,080
                 Participation (1998 Electric System Project), 6.300%, 3/01/19
                 (Pre-refunded to 3/01/03)

        5,000   Merced Irrigation District, California, Subordinated Revenue          3/08 at 102.00           AAA        6,221,700
                 Certificates of Participation (2000 Electric System Project),
                 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

        4,000   Modesto Irrigation District Financing Authority, California,          9/05 at 102.00           AAA        4,557,880
                 Domestic Water Project Revenue Bonds, Series 1995C,
                 5.750%, 9/01/22 (Pre-refunded to 9/01/05)

        8,565   City of Palmdale, California, Single Family Mortgage Revenue            No Opt. Call           AAA        4,320,272
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Series 1988A, 0.000%, 3/01/17

        5,190   Sacramento County Sanitation Districts Financing Authority,          12/18 at 100.00           Aaa        5,257,522
                 California, 1993 Revenue Bonds, 4.750%, 12/01/23
                 (Pre-refunded to 12/01/18)

       20,415   County of San Bernardino, California, Single Family Mortgage            No Opt. Call           AAA        7,950,009
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1988 Series A, 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,925   Airports Commission of the City and County of San Francisco,          5/05 at 101.00           AAA        6,648,680
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11, 6.200%, 5/01/19 (Alternative
                 Minimum Tax) (Pre-refunded to 5/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 2.4%

        3,000   California Statewide Communities Development Authority,              12/04 at 102.00           N/R        2,598,390
                 Certificates of Participation Refunding (Rio Bravo Fresno
                 Project), 1999 Series A, 6.300%, 12/01/18

        3,500   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00          Baa2        3,629,955
                 Environmental Control Facilities Financing Authority,
                 Cogeneration Facility Revenue Bonds, 2000 Series A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER - 3.0%

$          15   Azusa Public Financing Authority, California, Revenue Bonds,          7/03 at 102.00           AAA     $     15,067
                 Series 1993A (City of Azusa Water System Acquisition Project),
                 5.000%, 7/01/23

        5,000   Castaic Lake Water Agency, California, Refunding Revenue              8/04 at 102.00           AAA        5,489,500
                 Certificates of Participation (Water System Improvement
                 Projects), Series 1994A, 6.300%, 8/01/20

        2,220   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00           AAA        2,300,320
                 Revenue Bonds, Series 2000A, 5.000%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     260,810   Total Investments (cost $230,045,848) - 96.6%                                                           250,618,504
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.1%

$         250   Metropolitan Water District of Southern California, Waterworks                              VMIG-1          250,000
=============    Revenue Bonds, Variable Rate  Demand Obligations,
                 2001 Series C-2, 1.750%, 7/01/36+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.3%                                                                      8,477,416
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares- 100%                                                           $259,345,920
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       21

                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            Portfolio of
                                    Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.0%

$       8,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00            A1     $  8,029,840
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%

        4,730   Trustees of the California State University, Systemwide Revenue      11/12 at 100.00           AAA        4,958,412
                 Bonds, Series 2002A, 5.000%, 11/01/19


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.8%

        2,780   California Health Facilities Financing Authority, Insured Health      5/03 at 102.00            A+        2,862,177
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

        5,500   California Statewide Community Development Authority,                 7/07 at 102.00           AA-        5,630,130
                 Certificates of Participation, Series 1997, St. Joseph Health
                 System Refunding, 5.125%, 7/01/17

        2,000   California Statewide Community Development Authority, Revenue           No Opt. Call           AAA        2,062,560
                 Refunding Bonds (Sherman Oaks Project), Series 1998A,
                 5.000%, 8/01/22

                Central Joint Powers Health Financing Authority, Certificates of
                Participation, Series 1993 (Community Hospital of Central
                California):
        2,500    5.250%, 2/01/13                                                      2/03 at 102.00          Baa1        2,527,800
        4,720    5.000%, 2/01/23                                                      2/03 at 100.00          Baa1        4,429,626


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.8%

        5,000   California Statewide Communities Development Authority,               7/08 at 101.00           BBB        5,294,050
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A2,
                 4.900%, 5/15/25 (Mandatory put 5/15/08)

        3,915   City of Los Angeles, California, Multifamily Housing Revenue          3/07 at 102.00           AAA        4,110,398
                 Bonds (GNMA Collateralized - Ridgecroft Apartments Project),
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,170   Community Development Commission of the County of                     5/03 at 100.00           Aaa        2,191,179
                 Los Angeles, California, Mortgage Revenue  Refunding
                 Bonds, Series 1993 (FHA-Insured Mortgage Loans -
                 Los Tomas Apartments - Section 8 Assisted Project),
                 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.2%

        6,435   State of California, Veterans General Obligation Bonds,              12/05 at 101.00           AA-        6,616,145
                 Series B, 5.375%, 12/01/16 (Alternative Minimum Tax)

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00           AAA        2,671,800
                 General Obligation Bonds, 1997 Election, 1997 Series A,
                 5.500%, 5/01/22

        8,000   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        8,331,440
                 Obligation Bonds, Election of 1997, 2000 Series D,
                 5.375%, 7/01/25

        6,000   Commonwealth of Puerto Rico, Bond Payment Obligation                    No Opt. Call           AAA        7,462,920
                 Public Improvement Bonds, Series 1993, 7.000%, 7/01/10

        3,000   San Jose-Evergreen Community College District, Santa Clara            9/10 at 100.00           AAA        3,200,820
                 County, California, Election of 1998 General Obligation Bonds,
                 Series B, 5.600%, 9/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 26.0%

        5,045   State Public Works Board of the State of California, Lease            3/12 at 100.00           AAA        5,293,164
                 Revenue Bonds, Department of Corrections, Series 2002A,
                 5.250%, 3/01/22

        2,500   Corona Public Financing Authority, California, Superior Lien          9/09 at 102.00           AAA        2,589,450
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20

        2,000   Cudahy Redevelopment Agency, Tax Allocation Refunding                 9/03 at 102.00           BBB        2,062,460
                 Bonds, California, Cudahy Redevelopment Project,
                 Series 1994A, 6.700%, 9/01/24

        1,585   Fruitvale School District, California, Certificates of Participation 12/02 at 100.00           N/R        1,592,830
                 (1990 Improvement Project), 7.875%, 6/01/04

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/03 at 100.00           AAA        5,013,650
                 California, Proposition A Sales Tax Revenue Refunding
                 Bonds, Series 1993-A, 5.000%, 7/01/21

                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       4,000   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call           AAA     $  4,623,120
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior, Series 1998A Refunding, 5.500%, 7/01/09

        8,800   County of Orange, California, Recovery Certificates of                7/06 at 102.00           AAA        9,976,296
                 Participation, 1996 Series A, 6.000%, 7/01/26

        2,555   Pleasanton Joint Powers Financing Authority, California,              9/03 at 102.00          Baa1        2,702,219
                 Reassessment Revenue Bonds, 1993 Series A,
                 6.000%, 9/02/05

        4,000   Puerto Rico Highway and Transportation Authority,                     7/12 at 100.00             A        4,148,200
                 Transportation Revenue Bonds, Series D, 5.375%, 7/01/36

        6,470   San Leandro Public Financing Authority, California, Certificates      6/03 at 102.00            A+        6,651,031
                 of Participation (1993 Seismic Retrofit Financing Project),
                 5.950%, 6/01/23

                San Marcos Unified School District, California, Community
                Facilities District No. 5 (Rancho Carillo), Series 1999 Special
                Tax Bonds:
        1,000    5.500%, 9/01/18                                                      9/02 at 103.00           N/R          982,790
        1,750    5.600%, 9/01/29                                                      9/02 at 103.00           N/R        1,675,205

        1,000   City of Stockton, California, Mello-Roos Revenue Bonds,               9/06 at 102.00          Baa1        1,060,580
                 Series 1998A, Community Facilities District No. 1 (Weston
                 Ranch), 5.800%, 9/01/14

        1,295   Redevelopment Agency of the City of Suisun City, County of           10/03 at 102.00           AAA        1,359,154
                 Solano, California, 1993 Tax Allocation  Refunding Bonds,
                 Suisun City Redevelopment Project, 5.900%, 10/01/23

        1,750   Taft Public Financing Authority, California, Lease Revenue            1/07 at 101.00             A        1,927,958
                 Bonds, 1997 Series A (Community Correctional Facility
                 Acquisition Project), 5.950%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 33.7%

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Refunding Revenue Bonds, Series 1999:
        5,600    0.000%, 1/15/28                                                      1/14 at 101.00          BBB-        3,772,272
       20,000    0.000%, 1/15/29                                                      1/14 at 101.00          BBB-       13,395,400

        6,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00           AAA        6,017,880
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

                City of Long Beach, California, Harbor Revenue Bonds,
                Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00           AA-        3,049,346
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                            5/10 at 101.00           AA-       13,135,659

        8,550   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00           AAA        9,085,145
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        1,400   Port of Oakland, California, Revenue Bonds, 2002 Series M,           11/12 at 100.00           AAA        1,496,040
                 5.250%, 11/01/20

       14,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA       14,659,260
                 California, San Francisco International Airport, Second
                 Series Revenue Bonds, Issue 25, 5.500%, 5/01/24
                 (Alternative Minimum Tax)

        2,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00           AAA        2,027,260
                 California, San Francisco International Airport, Second
                 Series Revenue Refunding Bonds, Issue 27B,
                 5.000%, 5/01/23


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.3%

        5,710   State of California, Various Purpose General Obligation Bonds,        3/05 at 101.00         A+***        6,342,154
                 5.750%, 3/01/14 (Pre-refunded to 3/01/05)

        3,000   California Statewide Communities Development Authority,                 No Opt. Call        N/R***        3,291,180
                 Revenue Refunding Certificates of Participation (Triad
                 Healthcare), Series 1992, 6.250%, 8/01/06

        4,000   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call           AAA        5,658,920
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 8.250%, 6/01/21 (Alternative Minimum Tax)

        1,200   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        1,402,488
                 Obligation Bonds, Election of 1997, 2000  Series D,
                 5.625%, 7/01/14 (Pre-refunded to 7/01/10)

        5,850   Commonwealth of Puerto Rico, Public Improvement Bonds                 7/10 at 100.00           AAA        6,725,511
                 of 2000 (General Obligations), 5.750%, 7/01/26
                 (Pre-refunded to 7/01/10)

        4,630   County of Sacramento, California, Airport System PFC and              7/06 at 102.00           AAA        5,406,590
                 Subordinated Revenue Bonds, Series 1996D,
                 6.000%, 7/01/16 (Pre-refunded to 7/01/06)

        5,000   Airports Commission of the City and County of San Francisco,          5/05 at 101.00           AAA        5,617,200
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11, 6.250%, 5/01/26 (Alternative
                 Minimum Tax) (Pre-refunded to 5/01/05)

                                       23

                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 16.7%

$       2,000   Anaheim Public Financing Authority, California, Revenue Bonds,       10/12 at 100.00           AAA     $  2,013,300
                 Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/31

        7,800   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00           N/R        1,109,976
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

        5,160   California Statewide Communities Development Authority,              12/04 at 102.00           N/R        4,469,231
                 Refunding Certificates of Participation (Rio Bravo Fresno
                 Project), 1999 Series A, 6.300%, 12/01/18

       11,000   City of Chula Vista, California, Industrial Development Revenue      12/02 at 102.00           AAA       11,326,370
                 Bonds (San Diego Gas and Electric  Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        2,000   Northern California Power Agency, Hydroelectric Project               7/03 at 102.00           AAA        2,094,880
                 Number One, Revenue Bonds, 1993 Refunding Series A,
                 5.500%, 7/01/16

       10,450   Orange County Public Financing Authority, California, Waste             No Opt. Call           Aaa       11,638,688
                 Management System Refunding Revenue Bonds, Series 1997,
                 5.250%, 12/01/13 (Alternative Minimum Tax)

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00           AAA          526,745
                 Revenue Bonds, 2002 Series Q Refunding, 5.250%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 22.9%

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of
                1993:
        3,000    4.500%, 5/15/13                                                      5/03 at 102.00            AA        3,048,390
        4,270    4.500%, 5/15/18                                                      5/03 at 102.00            AA        4,274,612

        3,000   Los Angeles County Sanitation Districts Financing Authority,         10/03 at 100.00            AA        3,004,110
                 California, Capital Projects Revenue Bonds, 1993 Series A
                 (Senior Ad Valorem Obligation Bonds), 5.000%, 10/01/23

        8,500   Metropolitan Water District of Southern California, Water             7/06 at 100.00           AAA        8,536,465
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

        5,000   Orange County Water District, California, Revenue Certificates        8/03 at 100.00            AA        5,023,300
                 of Participation, Series 1993A, 5.000%, 8/15/18

        2,500   Pajaro Valley Water Management Agency, California, Revenue            3/09 at 101.00           AAA        2,686,625
                 Certificates of Participation, Series 1999A, 5.750%, 3/01/29

        5,985   Sacramento County Sanitation Districts Financing Authority,          12/10 at 101.00            AA        6,722,053
                 California, Revenue Bonds, Series 2000A (Sacramento
                 Regional County Sanitation District), 5.250%, 12/01/12

        4,000   Sacramento County Sanitation Districts Financing Authority,             No Opt. Call           AAA        4,502,080
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20

        4,585   City of Santa Maria, California, Water and Wastewater                 8/12 at 101.00           AAA        4,342,727
                 Revenue Subordinate Certificates of Participation,
                 Series 1997A, 0.000%, 8/01/27

        1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00           AAA        1,744,350
                 Bonds, 2001 Series, Water and Sewer System Projects,
                 5.000%, 10/01/22

        1,500   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00           AAA        1,552,650
                 Revenue Bonds, Series 2000A,  5.250%, 11/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     300,515   Total Investments (cost $285,095,376) - 151.9%                                                          301,736,261
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      2,858,016
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $198,594,277
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    #    Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen
                         Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                                       24

                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            Portfolio of
                                    Investments August 31, 2002


    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.5%

$       5,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00            A1     $  5,640,963
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.8%

        1,000   California Educational Facilities Authority, Refunding Revenue        1/08 at 101.00           AAA        1,012,880
                 Bonds (Stanford University), Series O, 5.125%, 1/01/31

        1,530   The Regents of the University of California, Certificates of          1/10 at 101.00           Aa2        1,613,431
                 Participation, San Diego Campus and Sacramento Projects,
                 2002 Series A, 5.250%, 1/01/20

        6,580   The Regents of the University of California, Multiple Purpose         9/08 at 101.00            AA        7,039,942
                 Project Revenue Bonds, Series K, 5.000%, 9/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.8%

        1,000   California Statewide Community Development Authority,                   No Opt. Call           AAA        1,031,280
                 Revenue Refunding Bonds (Sherman Oaks Project),
                 Series 1998A, 5.000%, 8/01/22

        6,000   Central Joint Powers Health Financing Authority, Certificates         2/03 at 100.00          Baa1        5,630,880
                 of Participation, Series 1993 (Community Hospital of Central
                 California), 5.000%, 2/01/23

                City of Loma Linda, California, Hospital Revenue Bonds (Loma
                Linda University Medical Center Project), Series 1993-A:
        2,590    5.750%, 12/01/03                                                       No Opt. Call           BB-        2,587,565
        3,000    6.500%, 12/01/18                                                    12/03 at 102.00           BB-        2,964,090


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.3%

        1,550   Housing Authority of the County of San Bernardino,                      No Opt. Call            A3        1,572,894
                 California, Multifamily Housing Revenue Refunding Bonds
                 (Equity Residential/Redlands Lawn and Tennis Apartments),
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 24.6%

        4,950   State of California, Various Purpose General Obligation               3/10 at 101.00           AAA        5,370,800
                 Bonds, 5.750%, 3/01/27

        5,000   State of California, Veterans General Obligation Bonds,              12/05 at 101.00           AA-        5,140,750
                 Series B, 5.375%, 12/01/16 (Alternative Minimum Tax)

        2,050   Centinela Valley Union High School District, Los Angeles                No Opt. Call           AAA        2,180,319
                 County, California, General Obligation Bonds, Series 2002A,
                 5.250%, 2/01/26

        5,000   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        5,207,150
                 Obligation Bonds, Election of 1997, 2000 Series D,
                 5.375%, 7/01/25

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00           AAA        2,649,625
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21

        1,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00           AAA        1,185,080
                 Refunding Bonds, Series 1997-A, 6.150%, 8/01/15

        3,000   Commonwealth of Puerto Rico, Public Improvement Bonds                   No Opt. Call            A-        3,679,290
                 of 1996 (General Obligation Bonds), 6.500%, 7/01/13

        5,000   San Diego Unified School District, California, General                7/10 at 100.00           AAA        5,175,750
                 Obligation Bonds, Election of 1998, 2000 Series B,
                 5.125%, 7/01/21

                                       25


                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 30.2%

$         390   Inglewood Redevelopment Agency, City of Inglewood,                      No Opt. Call           BBB     $    402,737
                 Los Angeles County, California, 1993 Tax Allocation Bonds,
                 Century Redevelopment Project, Series A, 5.900%, 7/01/03

        3,000   Los Angeles County Public Works Finance Authority,                   10/07 at 101.00            AA        3,092,790
                 California, Revenue Bonds, Series 1997A  (Los Angeles
                 County Regional Park and Open Space District),
                 5.000%, 10/01/19

        3,155   Monterey County, California, Certificates of Participation,           8/11 at 100.00           Aaa        3,240,564
                 2001 Master Plan Financing, 5.000%, 8/01/21

        1,000   City of Ontario, California, Community Facilities District No. 5      9/06 at 102.00           N/R        1,055,650
                 (Freeway Interchange Project), Special Tax Bonds,
                 Series 1997, 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call           AAA       14,773,424
                 County, California, 1995 Revenue Refunding Bonds,
                 Project No. 1, 7.400%, 8/01/25

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call           AAA        2,772,125
                 Bonds, Series 1993A Refunding, 5.400%, 11/01/20

        2,255   San Bernardino County, California, Certificates of                    8/05 at 102.00           AAA        2,405,814
                 Participation, Series 1995 (Medical Center Financing
                 Project), 5.500%, 8/01/22

        1,200   City of San Jose Financing Authority, California, Lease               9/11 at 100.00           AAA        1,242,936
                 Revenue Bonds, Series 2001F, Convention Center Project
                 Refunding, 5.000%, 9/01/20

        1,005   Redevelopment Agency of the City of Suisun City, County              10/03 at 102.00           AAA        1,054,788
                 of Solano, California, 1993 Tax Allocation Refunding
                 Bonds, Suisun City Redevelopment Project,
                 5.900%, 10/01/23

        7,000   Community Redevelopment Agency of the City of Union                  10/09 at 101.00           AAA        7,558,040
                 City, California, Redevelopment Project Tax Allocation
                 Bonds, Series 1999, 5.750%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 26.2%

        2,000   Bay Area Toll Authority, California, San Francisco Bay Area             No Opt. Call            AA        2,232,880
                 Toll Bridge Revenue Bonds, 2001 Series D, 5.000%, 4/01/10

        8,500   City of Long Beach, California, Harbor Revenue Bonds,                 5/10 at 101.00           AA-        9,459,650
                 Series 2000A, 5.750%, 5/15/14 (Alternative Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00           AAA        5,578,598
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        5,000   County of Sacramento, California, Airport System Revenue              7/06 at 102.00           AAA        5,365,650
                 Bonds, Series 1996A, 5.900%, 7/01/24 (Alternative
                 Minimum Tax)

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax)                            5/10 at 101.00           AAA        2,633,431
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax)                            5/10 at 101.00           AAA        3,295,083

        2,500   Airports Commission of the City and County of San Francisco,          1/08 at 102.00           AAA        2,709,575
                 California, San Francisco International Airport, Special
                 Facilities Lease Revenue Bonds, SFO Fuel Company LLC,
                 Series 2000A, 6.125%, 1/01/27 (Alternative Minimum Tax)

        1,250   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA        1,285,150
                 California, San Francisco International Airport, Second
                 Series Revenue Bonds, Issue 26B, 5.000%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.9%

        1,000   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00           AAA        1,154,290
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,000   County of Mendocino, California, Certificates of Participation,       8/03 at 102.00          A***        2,127,220
                 Series 1993 (Mendocino County Public Facilities Financing
                 Corporation), 6.000%, 8/15/23 (Pre-refunded to 8/15/03)

        4,000   City of Pomona, California, Single Family Mortgage Revenue              No Opt. Call           AAA        5,327,720
                 Refunding Bonds (GNMA and FHLMC Mortgage-Backed
                 Securities), Series 1990B, 7.500%, 8/01/23

                                       26

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 21.4%

$       3,000   California Pollution Control Financing Authority, Pollution           4/11 at 102.00           AAA     $  3,198,420
                 Control Refunding Revenue Bonds, Pacific Gas and
                 Electric Company, 1996A Remarketed, 5.350%, 12/01/16
                 (Alternative Minimum Tax)

        1,500   California Pollution Control Financing Authority, Pollution           9/09 at 101.00           AAA        1,546,800
                 Control Revenue Refunding Bonds, Southern California
                 Edison Company, Series 1999A, 5.450%, 9/01/29

        5,137   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00           N/R          730,960
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

        4,500   California Statewide Communities Development Authority,              12/04 at 102.00           N/R        3,897,585
                 Refunding Certificates of Participation (Rio Bravo Fresno
                 Project), 1999 Series A, 6.300%, 12/01/18

        8,000   City of Chula Vista, California, Industrial Development Revenue      12/02 at 102.00           AAA        8,237,360
                 Bonds (San Diego Gas and Electric Company), 1992 Series A,
                 6.400%, 12/01/27 (Alternative Minimum Tax)

                Merced Irrigation District, California, Electric System
                Refunding Revenue Bonds, Series 2001, Electric System Project:
        2,750    6.750%, 9/01/31                                                      9/05 at 102.00          Baa3        2,827,138
        1,000    6.850%, 9/01/36                                                      9/05 at 102.00          Baa3        1,031,570

        4,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              No Opt. Call           AAA        4,592,680
                 Series HH, 5.500%, 7/01/10

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00           AAA          526,745
                 Revenue Bonds, 2002 Series Q Refunding, 5.250%, 8/15/22


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 20.2%

        4,000   California Department of Water Resources, Water System               12/11 at 100.00            AA        4,481,320
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15

        1,030   State of California Department of Water Resources, Water                No Opt. Call           AAA        1,181,500
                 System Revenue Bonds, Central Valley Project, Series X,
                 5.500%, 12/01/17

        4,000   City of Los Angeles, California, Wastewater System Revenue           11/03 at 102.00           AAA        4,028,440
                 Bonds, Series 1993D, 4.700%, 11/01/19

        6,000   Metropolitan Water District of Southern California, Water             7/06 at 100.00           AAA        6,025,740
                 Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

       10,000   City of Santa Maria, California, Water and Wastewater Revenue         8/12 at 101.00           AAA        9,471,600
                 Subordinate Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27
------------------------------------------------------------------------------------------------------------------------------------
$     182,307   Total Investments (cost $179,772,267) - 152.9%                                                          190,228,662
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.6%

$         800   California Statewide Communities Development Authority,                                     VMIG-1          800,000
=============    Certificates of Participation, Northern California Retired
                 Officers Community, Variable Rate Demand Obligations,
                 1.750%, 6/01/26+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      1,396,769
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.7)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $124,425,431
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    #    Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen
                         Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interests of shareholders and is proceeding accordingly.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       27


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                            Portfolio of
                                    Investments August 31, 2002


    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 4.0%

$       4,620   California County Tobacco Securitization Agency, Stanislaus           6/12 at 100.00            A1     $  4,568,857
                 County Tobacco Funding Corporation, Series 2002A, Tobacco
                 Settlement Asset-Backed Bonds, 5.500%, 6/01/33

        4,000   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00            A1        3,942,600
                 Asset-Backed Bonds, Series 2002A, Pooled Tobacco
                 Securitization Program, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.0%

        5,000   California Educational Facilities Authority, Revenue Bonds           10/06 at 102.00           AAA        5,030,900
                 (Chapman University), Series 1996, 5.125%, 10/01/26

        3,000   California Educational Facilities Authority, Revenue Bonds           11/10 at 100.00           Aaa        3,254,850
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30

        6,000   State Public Works Board of the State of California, Lease           10/07 at 102.00             A        6,222,960
                 Revenue Bonds (Various California State University Project),
                 1997 Series C, 5.400%, 10/01/22

        2,540   The Regents of the University of California, Research Facilities      9/09 at 101.00           AAA        2,564,765
                 Revenue Bonds, 2001 Series E, 5.000%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.1%

        2,110   California Health Facilities Financing Authority, Kaiser             10/08 at 101.00             A        2,238,942
                 Permanente Revenue Bonds, Series 1998B, 5.250%, 10/01/12

        2,145   California Statewide Communities Development Authority,                 No Opt. Call             A        2,216,085
                 Kaiser Permanente Revenue Bonds, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

                Central Joint Powers Health Financing Authority, California,
                Certificates of Participation, Series 1993 (Community Hospital
                of Central California):
        1,750    5.250%, 2/01/13                                                      2/03 at 102.00          Baa1        1,769,460
        7,260    5.500%, 2/01/15                                                      2/03 at 102.00          Baa1

        5,000   City of Loma Linda, California, Hospital Revenue Bonds               12/03 at 102.00           BB-        4,940,150
                 (Loma Linda University Medical Center Project), Series 1993-A,
                 6.500%, 12/01/18

        1,000   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102.00          BBB+        1,050,810
                 Dameron Hospital Association, 1997 Series A,
                 5.700%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

       10,000   California Statewide Communities Development Authority,               7/08 at 101.00           BBB       10,588,100
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A2, 4.900%, 5/15/25
                 (Mandatory put 5/15/08)

          400   City of Stanton, California, Multifamily Housing Revenue Bonds        8/07 at 102.00           AAA          440,192
                 (Continental Gardens Apartments), Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax)
                 (Mandatory put 8/01/09)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.6%

       35,750   California Housing Finance Agency, Home Mortgage                       8/09 at 40.45           AAA        9,839,115
                 Revenue Bonds, Series 1999K, 0.000%, 8/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 14.9%

       14,000   State of California, Various Purpose General Obligation               3/10 at 101.00           AAA       15,190,140
                 Bonds, 5.750%, 3/01/27

        2,395   Fontana Unified School District, San Bernardino County,               5/09 at 102.00           AAA        2,672,101
                 California, General Obligation Bonds, Series 1997D Refunding,
                 5.800%, 5/01/17

       10,060   City of Los Angeles, California, General Obligation Bonds,            9/11 at 100.00            AA       10,342,686
                 Series 2001A, 5.000%, 9/01/21

        3,250   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call           AAA        3,681,958
                 General Obligation Bonds, 2002 Series A, 5.500%, 7/01/20


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED - 33.6%

$       3,000   State Public Works Board of the State of California, Lease           12/11 at 102.00           AAA     $  3,081,690
                 Revenue Bonds, Department of Mental Health Hospital
                 Addition, Series 2001A, 5.000%, 12/01/21

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Sales Tax Revenue Bonds, Second Senior
                Lien Series 2000A:
        8,005    5.250%, 7/01/25                                                      7/10 at 101.00           AAA        8,281,813
        6,500    5.250%, 7/01/30                                                      7/10 at 101.00           AAA        6,705,855

        4,130   Manteca Unified School District, San Joaquin County,                  9/11 at 101.00           AAA        4,199,921
                 California, Community Facilities District No. 89-2 Special
                 Tax Bonds, 2001 Series C, 5.000%, 9/01/23

        1,685   City of Ontario, California, Community Facilities District No. 5      9/06 at 102.00           N/R        1,778,770
                 (Freeway Interchange Project), Special Tax Bonds,
                 Series 1997, 6.375%, 9/01/17

        3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call           AAA        4,879,296
                 County, California, 1995 Revenue Refunding Bonds, Project
                 No. 1, 7.400%, 8/01/25

       10,075   County of Orange, California, 1996 Recovery Certificates of           7/06 at 102.00           AAA       11,421,725
                 Participation, Series A, 6.000%, 7/01/26

        4,000   Puerto Rico Highway and Transportation Authority, Transportation      7/12 at 100.00             A        4,148,200
                 Revenue Bonds, Series D, 5.375%, 7/01/36

        2,000   Redding Joint Powers Financing Authority, California, Solid           1/04 at 102.00            A-        2,071,560
                 Waste and Corporate Yard Lease Revenue Bonds, Series 1993A,
                 5.500%, 1/01/13

        4,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call           AAA        4,435,400
                 Bonds, Series 1993A Refunding, 5.400%, 11/01/20

        9,000   Redevelopment Agency of the City of San Jose, California, Merged      2/04 at 102.00           AAA        8,896,950
                 Area Redevelopment Project, Tax Allocation Bonds, Series 1993,
                 4.750%, 8/01/24

        3,535   City of San Jose Financing Authority, California, Lease Revenue       9/11 at 100.00           AAA        3,661,482
                 Bonds, Series 2001F, Convention Center Project Refunding,
                 5.000%, 9/01/20

        2,000   Redevelopment Agency of the City of San Leandro, California,          6/03 at 102.00            A-        2,090,120
                 Plaza 1 and Plaza 2 Redevelopment Projects, 1993 Tax
                 Allocation Bonds, Series A, 6.125%, 6/01/23

        5,250   Santa Cruz County Redevelopment Agency, California, Tax               9/10 at 102.00           AAA        5,450,708
                 Allocation Bonds, Live Oak Soquel Community Improvement,
                 Subordinate Lien Series 2000, 5.250%, 9/01/25

          850   Community Development Commission of the City of                       9/11 at 101.00           AAA          853,698
                 Santa Fe Springs, California, Los Angeles County, Consolidated
                 Redevelopment Project Tax Allocation Bonds, 2001 Series A,
                 4.750%, 9/01/22


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 37.5%

       18,000   Alameda Corridor Transportation Authority, California, Senior        10/09 at 101.00           AAA       18,123,300
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29

        3,875   Bay Area Toll Authority, California, San Francisco Bay Area           4/11 at 100.00            AA        4,271,025
                 Toll Bridge Revenue Bonds, 2001 Series D, 5.000%, 4/01/12

       30,000   Foothill/Eastern Transportation Corridor Agency, California,          1/14 at 101.00          BBB-       20,093,100
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00           AAA        2,005,960
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        9,980   City of Long Beach, California, Harbor Revenue Bonds,                 5/10 at 101.00           AA-       10,412,134
                 Series 2000A, 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00           AAA        9,563,310
                 5.750%, 11/01/29 (Alternative Minimum Tax)

       15,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA       15,943,950
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 24A, 5.750%, 5/01/30 (Alternative
                 Minimum Tax)

                                       29


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 19.0%

$      12,830   State of California, Various Purpose General Obligation Bonds,        3/05 at 101.00         A+***     $ 14,250,409
                 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        3,250   State Public Works Board of the State of California, Lease           11/04 at 102.00           Aaa        3,693,040
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison of Monterey County (Soledad II)),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        1,500   California Statewide Communities Development Authority,                 No Opt. Call        N/R***        1,645,590
                 Revenue Refunding Certificates of Participation, Series 1992
                 (Triad Healthcare), 6.250%, 8/01/06

        1,000   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00           AAA        1,154,290
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,500   Community Redevelopment Agency of the City of Los Angeles,            1/03 at 100.00        BBB***        2,527,550
                 California, Tax Allocation Refunding Bonds, Central Business
                 District Redevelopment Project, Series G, 6.750%, 7/01/10

       12,000   Airports Commission of the City and County of San Francisco,          5/05 at 101.00           AAA       13,481,280
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 11, 6.250%, 5/01/26 (Alternative
                 Minimum Tax) (Pre-refunded to 5/01/05)

        3,500   West Contra Costa Hospital District, California, Insured Health      11/04 at 102.00        N/R***        3,927,350
                 Facility Refunding Revenue Bonds, Series 1994,
                 6.500%, 11/01/17 (Pre-refunded to 11/01/04)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 6.3%

        7,945   City of Chula Vista, California, Industrial Development              12/02 at 102.00           AAA        8,180,727
                 Revenue Bonds (San Diego Gas and Electric Company),
                 1992 Series A, 6.400%, 12/01/27 (Alternative Minimum Tax)

        5,000   Department of Water and Power of Los Angeles, California,             7/11 at 100.00           AAA        5,298,650
                 Power System Revenue Bonds, 2001 Series A1, 5.250%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.5%

        4,000   California Department of Water Resources, Water System               12/11 at 100.00            AA        4,448,520
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16

        1,550   California Department of Water Resources, Central Valley                No Opt. Call           AAA        1,777,990
                 Project, Water System Revenue Bonds, Series X,
                 5.500%, 12/01/17

                Metropolitan Water District of Southern California, Water
                Revenue Bonds, 1997 Authorization, Series A:
        4,000    5.000%, 7/01/30                                                      1/08 at 101.00           AAA        4,022,920
        2,500    5.000%, 7/01/37                                                      1/08 at 101.00            AA        2,501,050

        5,500   Orange County Water District, California, Revenue Certificates        8/03 at 100.00            AA        5,525,630
                 of Participation, Series 1993A, 5.000%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     342,840   Total Investments (cost $300,468,081) - 150.6%                                                          322,703,560
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,557,108
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.3)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $214,260,668
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R Investment is not rated. See accompanying notes to financial statements.


                                 See accompanying notes to financial statements.


                                       30

                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            Portfolio of
                                    Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.3%

$       4,720   California Pollution Control Financing Authority, Solid Waste           No Opt. Call           BBB     $  4,775,554
                 Disposal Revenue Bonds, Waste Management, Inc. Project,
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum Tax)
                 (Mandatory put 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.9%

        4,625   California County Tobacco Securitization Agency, Stanislaus           6/12 at 100.00            A1        4,573,801
                 County Tobacco Funding Corporation, Tobacco Settlement
                 Asset-Backed Bonds, Series 2002A, 5.500%, 6/01/33

        9,150   California Pollution Control Financing Authority, Sewage and         12/06 at 101.00            A+        9,563,763
                 Solid Waste Disposal Facilities Revenue Bonds (Anheuser-
                 Busch Project), Series 1996, 5.750%, 12/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.1%

        6,000   The Regents of the University of California, Refunding Revenue        9/03 at 102.00           AAA        6,035,700
                 Bonds (1989 Multiple Purpose Projects), Series C,
                 5.000%, 9/01/23

        5,125   The Regents of the University of California, Research Facilities      9/09 at 101.00           AAA        5,223,605
                 Revenue Bonds, 2001 Series E, 5.000%, 9/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.8%

        9,500   California Pollution Control Financing Authority, Exempt             12/06 at 102.00           AAA        9,988,300
                 Facilities Revenue Bonds, Series 1996, Mobil Oil Corporation
                 Project, 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.8%

        1,750   ABAG Finance Authority for Nonprofit Corporations, California,        4/12 at 100.00            A+        1,828,803
                 Insured Revenue Bonds, Sansum-Santa Barbara Medical
                 Foundation Clinic, Series 2002A, 5.500%, 4/01/21

       13,500   California Health Facilities Financing Authority, Revenue            12/09 at 101.00            A3       14,452,290
                 Bonds (Cedars-Sinai Medical Center), Series 1999A,
                 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health      7/04 at 102.00           AAA        3,025,470
                 Facility Refunding Revenue Bonds (Catholic Healthcare
                 West), 1994 Series A, 4.750%, 7/01/19

        5,000   California Statewide Community Development Authority,                 7/07 at 102.00           AA-        5,118,300
                 Certificates of Participation, Series 1997 (St. Joseph Health
                 System Refunding), 5.125%, 7/01/17

       14,000   California Statewide Communities Development Authority,               7/10 at 101.00           BBB       14,922,740
                 Certificates of Participation (Catholic Healthcare West),
                 6.500%, 7/01/20

        1,775   California Statewide Communities Development Authority,               7/03 at 102.00           AA-        1,802,051
                 Certificates of Participation (St. Joseph Health System
                 Obligated Group), 5.500%, 7/01/23

        2,000   California Statewide Community Development Authority,                   No Opt. Call           AAA        2,062,560
                 Revenue Refunding Bonds (Sherman Oaks Project),
                 Series 1998A, 5.000%, 8/01/22

        9,350   City of Loma Linda, California, Hospital Revenue Refunding           12/03 at 102.00           AAA        9,595,718
                 Bonds (Loma Linda University Medical Center Project),
                 Series 1993-C, 5.375%, 12/01/22

        6,000   County of Madera, California, Certificates of Participation           3/05 at 102.00           AAA        6,316,260
                 (Valley Children's Hospital Project), Series 1995,
                 5.750%, 3/15/28

        1,050   City of Stockton, California, Health Facility Revenue Bonds,         12/07 at 102.00          BBB+        1,115,877
                 Dameron Hospital Association, 1997 Series A,
                 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 6.5%

        2,725   California Housing Finance Agency, Single Family Mortgage             5/05 at 102.00           AAA        2,858,661
                 Bonds, 1995 Issue A-2 Senior, 6.350%, 8/01/15
                 (Alternative Minimum Tax)

          950   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00           AAA        1,021,146
                 Bonds, 1995 Issue B-2 Mezzanine, 6.250%, 8/01/14
                 (Alternative Minimum Tax)

        4,800   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00           AAA        4,976,928
                 Bonds, 1995 Issue B-2 Senior, 6.250%, 2/01/18
                 (Alternative Minimum Tax)

                                       31


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$       4,100   California Housing Finance Agency, Home Mortgage Revenue              2/06 at 102.00           AAA     $  4,291,921
                 Bonds, 1995 Series M, 6.150%, 8/01/27 (Alternative
                 Minimum Tax)

        1,930   California Housing Finance Agency, Home Mortgage Revenue              8/06 at 102.00           Aa2        1,996,875
                 Bonds, 1996 Series H, 6.250%, 8/01/27 (Alternative
                 Minimum Tax)

       25,265   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19           AAA        4,388,025
                 Bonds, 2000 Series T, 0.000%, 2/01/32 (Alternative
                 Minimum Tax)

        3,560   Puerto Rico Housing Bank and Finance Agency, Affordable               4/05 at 102.00           AAA        3,722,977
                 Housing Mortgage Subsidy Program, Single Family Mortgage
                 Revenue Bonds, Portfolio I, 6.250%, 4/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 28.1%

        1,500   State of California, General Obligation Various Purpose Bonds,        6/10 at 100.00            A+        1,568,670
                 5.500%, 6/01/25

       24,555   State of California, Veterans General Obligation Bonds,              12/06 at 102.00           AA-       25,179,925
                 Series BJ, 5.650%, 12/01/24 (Alternative Minimum Tax)

                State of California, Various Purpose General Obligation Bonds:
        4,700    5.625%, 5/01/22                                                      5/10 at 101.00           AAA        5,074,402
        7,000    5.500%, 9/01/24                                                      9/09 at 101.00            A+        7,339,010
       10,000    5.750%, 3/01/27                                                      3/10 at 101.00           AAA       10,850,100

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00           AAA        5,568,109
                 General Obligation Bonds, Election of 1995, 2001 Series E,
                 5.000%, 8/01/25

       10,060   City of Los Angeles, California, General Obligation Bonds,            9/11 at 100.00            AA       10,412,402
                 Series 2001A, 5.000%, 9/01/20

       13,020   City of Los Angeles Unified School District, California, General      7/08 at 101.00           AAA       13,200,327
                 Obligation Bonds, Election of 1997, 1998 Series B,
                 5.000%, 7/01/23

        6,030   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        6,279,823
                 Obligation Bonds, Election of 1997, 2000 Series D,
                 5.375%, 7/01/25

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00           AAA        2,269,674
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21

       11,500   Commonwealth of Puerto Rico, Public Improvement Refunding               No Opt. Call           AAA       13,028,465
                 General Obligation Bonds, 2002 Series A, 5.500%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.8%

        1,060   Avalon Community Improvement Agency, California, Area Tax             2/03 at 101.00            A-        1,074,914
                 Allocation Bonds, Community Improvement Project,
                 Series 1991 A, 7.250%, 8/01/21

        6,000   Cerritos Public Financing Authority, Cerritos, California,           11/03 at 102.00            A-        6,210,120
                 1993 Revenue Bonds, Series A, Los Cerritos Redevelopment
                 Project Loan, 6.050%, 11/01/20

        5,000   Culver City Redevelopment Financing Authority, California,           11/03 at 102.00           AAA        5,023,800
                 1993 Tax Allocation Refunding Revenue Bonds,
                 5.000%, 11/01/23

        3,000   La Quinta Redevelopment Agency, California, Project Area              9/11 at 102.00           AAA        3,101,400
                 No. 1 Tax Allocation Bonds, Series 2001, 5.000%, 9/01/21

        3,510   Long Beach Bond Finance Authority, California, Lease Revenue         10/07 at 102.00           AAA        3,532,745
                 and Refunding Bonds (Civic Center Project), 1997 Series A,
                 5.000%, 10/01/27

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00           AAA       16,627,215
                 California, Proposition C Sales Tax Revenue Bonds (Second
                 Senior), Series 1998A Refunding, 5.000%, 7/01/23

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00           AAA        3,103,740
                 California, Proposition C Sales Tax Revenue Bonds (Second
                 Senior Lien), Series 2000A, 5.250%, 7/01/25

        4,750   Montclair Redevelopment Agency, California, Mobile Home              12/10 at 102.00           N/R        4,835,405
                 Park Revenue Bonds, Monterey Manor Estates Project,
                 Series 2000, 6.400%, 12/15/30

                Monterey County, California, Certificates of Participation,
                2001 Master Plan Financing:
        2,075    5.000%, 8/01/19                                                      8/11 at 100.00           Aaa        2,162,067
        6,000    5.000%, 8/01/26                                                      8/11 at 100.00           Aaa        6,044,820

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00           AAA        3,653,668
                 Bonds (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

                                       32

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,280   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00           AAA     $  2,460,736
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.250%, 8/01/18

        2,185   Pleasanton Joint Powers Financing Authority, California,              9/03 at 102.00          Baa1        2,276,704
                 Reassessment Revenue Bonds, 1993 Series A,
                 6.150%, 9/02/12

       12,000   Rancho Cucamonga Redevelopment Agency, California,                    9/11 at 100.00           AAA       12,190,320
                 Tax Allocation Revenue Bonds, Rancho Redevelopment
                 Project, Series 2001, 5.125%, 9/01/30

          360   Riverside Public Financing Authority, Riverside County,               2/03 at 100.00           N/R          364,367
                 California, 1991 Revenue Bonds, Series A (Multiple Project
                 Loans), 8.000%, 2/01/18

        5,235   City and County of San Francisco Redevelopment Financing              8/03 at 103.00             A        5,348,338
                 Authority, California, Tax Allocation Revenue Bonds
                 (San Francisco Redevelopment Projects), 1993 Series C,
                 5.125%, 8/01/18

        2,000   San Francisco State Building Authority, California, Lease            12/06 at 102.00           AAA        2,172,000
                 Revenue Bonds (State of California San Francisco Civic
                 Center Complex), 1996 Series A, 5.250%, 12/01/16

       10,000   Redevelopment Agency of the City of San Jose, California,             8/08 at 102.00             A       10,158,100
                 Merged Area Redevelopment Project, Tax Allocation Bonds,
                 Series 1998, 5.250%, 8/01/29

        2,200   City of San Jose Financing Authority, California, Lease               9/11 at 100.00           AAA        2,278,716
                 Revenue Bonds, Series 2001F, Convention Center Project
                 Refunding, 5.000%, 9/01/20

        2,000   City of Vista, California, Mobile Home Park Revenue Bonds,            3/09 at 102.00           N/R        1,908,460
                 Vista Manor Mobile Home Park Project, Series 1999A,
                 5.750%, 3/15/29

        5,000   City of West Hollywood, California, Certificates of Participation,    2/08 at 102.00           AAA        5,035,200
                 Series 1998 Refunding, 5.000%, 2/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.0%

        5,000   Alameda Corridor Transportation Authority, California, Senior        10/09 at 101.00           AAA        5,034,250
                 Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29

        8,300   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00           AAA        8,324,734
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        7,500   Harbor Department of the City of Los Angeles, California,             8/06 at 101.00           AAA        8,486,100
                 Revenue Bonds, Series 1996B, 6.200%, 8/01/25
                 (Alternative Minimum Tax)

        8,000   Port of Oakland, California, Revenue Bonds, 2000 Series K,            5/10 at 100.00           AAA        8,500,720
                 5.750%, 11/01/29 (Alternative Minimum Tax)

        3,450   Airports Commission of the City and County of San Francisco,          5/04 at 102.00           AAA        3,753,083
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax)

       20,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA       21,258,600
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax)

        5,000   Airports Commission of the City and County of San Francisco,          5/11 at 100.00           AAA        5,353,500
                 California, San Francisco International Airport, Second
                 Series Revenue Refunding Bonds, Issue 27B, 5.250%, 5/01/18

        3,665   Airports Commission of the City and County of San Francisco,          5/12 at 100.00           AAA        3,844,658
                 California, San Francisco International Airport, Second
                 Series Revenue Refunding, Issue 28A, 5.250%, 5/01/18
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.7%

        3,000   California Pollution Control Financing Authority, Solid Waste         1/03 at 102.00           Aaa        3,503,220
                 Revenue Bonds (North County Recycling Center),
                 1991 Series A Bonds, 6.750%, 7/01/17

        2,000   State Public Works Board of the State of California Lease             9/05 at 100.00          A***        2,255,420
                 Revenue Bonds (The Trustees of the California State
                 University), 1995 Series A (Various California State
                 University Projects), 6.000%, 9/01/15 (Pre-refunded
                 to 9/01/05)

        3,000   California Statewide Communities Development Authority,               4/03 at 102.00        N/R***        3,137,280
                 Certificates of Participation, Pacific Homes, Series A,
                 6.000%, 4/01/17 (Pre-refunded to 4/01/03)

        2,110   County of Contra Costa, California, 1989 Home Mortgage                5/05 at 100.00           AAA        2,595,828
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 7.700%, 11/01/09 (Alternative Minimum Tax)

       10,000   Los Angeles County Public Works Finance Authority,                   10/04 at 102.00        Aa3***       11,134,400
                 California, Revenue Bonds, Series 1994A  (Los Angeles
                 County Regional Park and Open Space District),
                 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

        1,705   City of Palm Springs Financing Authority, California, Tax             8/05 at 100.00        N/R***        1,955,823
                 Allocation Revenue Bonds, 1991 Series B  (Agency Loans),
                 6.800%, 8/01/11 (Pre-refunded to 8/01/05)


                                       33


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$      10,000   Puerto Rico Highway and Transportation Authority, Transportation      7/10 at 101.00          A***     $ 11,885,900
                 Revenue Bonds, Series B, 6.000%, 7/01/31 (Pre-refunded
                 to 7/01/10)

        5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00           AAA        5,353,150
                 Bonds, 2000 Series A, 5.500%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.2%

        2,000   Anaheim Public Financing Authority, California, Electric and         10/12 at 100.00           AAA        2,163,460
                 Generation System Refunding Revenue Bonds, Series 2002B,
                 5.250%, 10/01/18

       10,350   California Pollution Control Financing Authority, Pollution             No Opt. Call           Aa3       12,006,000
                 Control Revenue Bonds (San Diego Gas and Electric
                 Company), 1991 Series A, 6.800%, 6/01/15 (Alternative
                 Minimum Tax)

        9,550   California Pollution Control Financing Authority, Pollution          12/02 at 101.00            BB        9,441,417
                 Control Revenue Bonds (Southern California Edison Company),
                 1991 Series, 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   Department of Water and Power of the City of Los Angeles,             7/11 at 100.00           AAA        5,351,500
                 California, Power System Revenue Refunding Bonds,
                 Series 2001A2, 5.375%, 7/01/20

        5,225   City of Los Angeles, California, Sanitation Equipment Charge          2/11 at 100.00           AAA        5,593,310
                 Revenue Bonds, Series 2001A, 5.250%, 2/01/18

       10,000   Merced Irrigation District, California, 2001 Electric System          9/05 at 102.00          Baa3       10,315,700
                 Refunding Revenue Bonds, Electric  System Project,
                 6.850%, 9/01/36

        1,500   Sacramento Municipal Utility District, California, Electric           8/11 at 100.00           AAA        1,511,280
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28

        4,360   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00           AAA        4,683,425
                 Revenue Bonds, Series 2002Q Refunding, 5.250%, 8/15/19


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 14.8%

       14,800   City of Los Angeles, California, Wastewater System Revenue            6/08 at 101.00           AAA       14,888,652
                 Bonds, Series 1998-A, 5.000%, 6/01/28

        5,000   Metropolitan Water District of Southern California, Water             1/08 at 101.00            AA        5,019,450
                 Revenue Bonds, 1997 Authorization, Series A, 5.000%, 7/01/26

        2,525   Sacramento County Sanitation Districts Financing Authority,             No Opt. Call           AAA        2,841,938
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20

       17,670   Public Utilities Commission of the City and County of                11/11 at 100.00           AAA       17,882,747
                 San Francisco, California, Water Revenue Bonds,
                 Series 2001A, 5.000%, 11/01/24

                Sweetwater Authority, California, Water Revenue Bonds,
                Series 2002:
        2,800    5.500%, 4/01/19                                                      4/10 at 101.00           AAA        3,040,434
        9,055    5.000%, 4/01/22                                                      4/10 at 101.00           AAA        9,247,960
------------------------------------------------------------------------------------------------------------------------------------
$     531,280   Total Investments (cost $501,625,880) - 149.0%                                                          534,355,006
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.4%

$       1,500   Metropolitan Water District of Southern California,                                         VMIG-1        1,500,000
=============    Waterworks Revenue Bonds, Variable Rate Demand
                 Obligations, 2001 Series C-2, 1.750%, 7/01/36+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                     14,777,384
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.5)%                                                       (192,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $358,632,390
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       34

                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            Portfolio of
                                    Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 6.2%

$       4,620   California County Tobacco Securitization Agency, Stanislaus           6/12 at 100.00            A1     $  4,568,857
                 County, Tobacco Settlement Asset-Backed Bonds,
                 Tobacco Funding Corporation, Series 2002A,
                 5.500%, 6/01/33

        7,325   California County Tobacco Securitization Agency, Sonoma               6/12 at 100.00            A1        7,247,209
                 County, Tobacco Settlement Asset-Backed Bonds, Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

       10,000   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00            A1        9,856,500
                 Asset-Backed Bonds, Series 2002A, Pooled Tobacco
                 Securitization Program, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.1%

        8,975   California Educational Facilities Authority, Revenue Bonds           11/10 at 100.00           Aaa        9,737,426
                 (University of the Pacific), Series 2000, 5.750%, 11/01/30

        4,000   State Public Works Board of the State of California, Lease            3/06 at 102.00           AAA        4,315,640
                 Revenue Refunding Bonds, California Community Colleges,
                 1996 Series B, Various Community Colleges Projects,
                 5.625%, 3/01/19

        6,400   Trustees of the California State University, Systemwide Revenue      11/12 at 100.00           AAA        6,651,584
                 Bonds, Series 2002A, 5.000%, 11/01/20

        1,000   California Statewide Communities Development Authority,               4/06 at 101.00           AAA        1,111,250
                 Auxiliary Organization Revenue Certificates of Participation
                 (The University Corporation - California State University
                 (Northridge)), Series 1996, 6.000%, 4/01/26

        3,500   The Regents of the University of California, 1993 Refunding          11/03 at 102.00           Aa2        3,604,265
                 Certificates of Participation (UCLA Central Chiller/Cogeneration
                 Facility), 5.600%, 11/01/20

        1,615   The Regents of the University of California, Certificates of          1/10 at 101.00           Aa2        1,693,780
                 Participation, San Diego Campus and Sacramento Projects,
                 2002 Series A, 5.250%, 1/01/21

        7,500   The Regents of the University of California, Multiple Purpose         9/08 at 101.00            AA        7,691,175
                 Project Revenue Bonds, Series K, 5.300%, 9/01/30

                The Regents of the University of California, Research Facilities
                Revenue Bonds, 2001 Series E:
        2,305    5.000%, 9/01/23                                                      9/09 at 101.00           AAA        2,340,912
        5,150    5.000%, 9/01/24                                                      9/09 at 101.00           AAA        5,211,440

                The Regents of the University of California, Multiple Purpose
                Projects Revenue Bonds, 2002 Series O:
        9,265    5.000%, 9/01/18                                                      9/10 at 101.00           AAA        9,756,508
       10,255    5.000%, 9/01/19                                                      9/10 at 101.00           AAA       10,735,139


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.7%

        1,750   ABAG Finance Authority for Nonprofit Corporations, California,        4/12 at 100.00            A+        1,828,803
                 Insured Revenue Bonds, Sansum-Santa Barbara Medical
                 Foundation Clinic, Series 2002A, 5.500%, 4/01/21

                California Health Facilities Financing Authority, Revenue Bonds
                (Cedars-Sinai Medical Center), Series 1999A:
       10,400    6.125%, 12/01/30                                                    12/09 at 101.00            A3       11,133,616
       15,000    6.250%, 12/01/34                                                    12/09 at 101.00            A3       16,172,550

        4,000   California Health Facilities Financing Authority, Insured Health      5/03 at 102.00            A+        4,118,240
                 Facility Revenue Refunding Bonds (Valley Memorial Hospital),
                 Series 1993A, 6.000%, 5/01/17

        4,140   California Statewide Communities Development Authority,               2/03 at 102.00            A3        4,238,739
                 Hospital Revenue Certificates of Participation, Cedars-Sinai
                 Medical Center, Series 1992, 6.500%, 8/01/15

        1,250   California Statewide Communities Development Authority,                 No Opt. Call            A3        1,447,775
                 Hospital Revenue Certificates of Participation, Cedars-Sinai
                 Medical Center, Series 1992, 6.500%, 8/01/12

        5,355   California Statewide Communities Development Authority,                 No Opt. Call             A        5,532,465
                 Kaiser Permanente Revenue Bonds, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        3,110   City of Loma Linda, California, Hospital Revenue Bonds               12/03 at 102.00           BB-        3,072,773
                 (Loma Linda University Medical Center Project),
                 Series 1993-A, 6.500%, 12/01/18

                                       35

                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                   Portfolio of Investments August 31, 2002

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY - 3.0%

$       5,250   California Housing Finance Agency, Multi-Unit Rental Housing          2/03 at 102.00           Aa3     $  5,361,773
                 Revenue Bonds, Series 1992B-II, 6.700%, 8/01/15

        1,000   California Statewide Communities Development Authority,               7/08 at 101.00           BBB        1,053,150
                 Apartment Development Revenue Refunding Bonds (Irvine
                 Apartment Communities, L.P.), Series 1998A, 5.100%, 5/15/25
                 (Mandatory put 5/17/10)

        1,825   City of Stanton, California, Multifamily Housing Revenue              8/07 at 102.00           AAA        2,008,376
                 Bonds (Continental Gardens Apartments), Series 1997,
                 5.625%, 8/01/29 (Alternative Minimum Tax) (Mandatory
                 put 8/01/09)

                Housing Authority of the County of Yolo, California, 1992
                Refunding Revenue Bonds, Series A (Russell Park Apartments):
        1,000    6.900%, 11/01/08                                                    11/02 at 103.00           Aa2        1,030,910
        1,030    7.000%, 11/01/14                                                    11/02 at 103.00           Aa2        1,062,085


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.4%

       34,250   California Housing Finance Agency, Home Mortgage Revenue               8/09 at 40.45           AAA        9,426,285
                 Bonds, 1999 Series K, 0.000%, 8/01/24

       25,195   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19           AAA        4,375,868
                 Bonds, 2000 Series T, 0.000%, 2/01/32 (Alternative
                 Minimum Tax)

        1,420   County of Riverside, California, Single Family Mortgage Revenue         No Opt. Call           AAA        1,469,430
                 Bonds (GNMA Mortgage-Backed Securities Program),
                 Issue B of 1989, 7.600%, 11/01/19 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 15.0%

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00           AAA        2,048,865
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20

       10,000   State of California, Various Purpose, General Obligation                No Opt. Call            A+       11,719,600
                 Bonds, 6.400%, 9/01/07

       13,665   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00           AA-       13,811,625
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        9,500   State of California, Veterans General Obligation Bonds,              12/06 at 102.00           AA-        9,740,350
                 Series BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        1,370   Fremont-Newark Community College District, Alameda County,            8/11 at 101.00           AAA        1,478,093
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20

        5,255   Livermore Valley Joint Unified School District, Alameda               8/11 at 100.00           AAA        5,348,907
                 County, California, General Obligation Bonds, Election
                 of 1999, Series 2001, 5.125%, 8/01/26

        5,935   Long Beach Unified School District, Los Angeles County,               8/09 at 101.00           Aaa        5,978,385
                 California, General Obligation Bonds, Election of 1999,
                 Series 2001C, 5.000%, 8/01/27

        2,000   Los Angeles Unified School District, California, General              7/10 at 100.00           AAA        2,082,860
                 Obligation Bonds, Election of 1997, Series 2000 D,
                 5.375%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.0%

        2,030   State Public Works Board of the State of California,                  3/12 at 100.00           AAA        2,142,645
                 Lease Revenue Bonds, Department of General Services,
                 Series 2002C, 5.250%, 3/01/21

        1,100   City of Coalinga, California, Certificates of Participation          10/02 at 100.00             A        1,105,390
                 (1989 Coalinga Return to Custody Facility), 7.000%, 4/01/10
                 (Pre-refunded to 10/01/02)

                Community Development Commission of the City of Commerce,
                California, Merged Redevelopment Project, Tax Allocation
                Refunding Bonds, Series 1998A:
        1,000    5.650%, 8/01/18                                                      8/08 at 102.00           N/R        1,012,870
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00           N/R        2,763,728

        2,100   Cudahy Redevelopment Agency, California, Tax Allocation               9/03 at 102.00           BBB        2,165,583
                 Refunding Bonds, Cudahy Redevelopment Project,
                 Series 1994A, 6.700%, 9/01/24

        5,000   Culver City Redevelopment Financing Authority, California,           11/03 at 102.00           AAA        5,010,300
                 1993 Tax Allocation Refunding Revenue Bonds,
                 4.600%, 11/01/20

        2,725   City of Fresno, California, Certificates of Participation,           12/02 at 101.50            A+        2,795,932
                 Street Improvement Project, 1992, 6.625%, 12/01/11

        1,910   Industry Urban Development Agency, California, Civic Tax              5/07 at 101.50           AAA        2,031,495
                 Allocation Refunding Bonds, Recreational and Industrial
                 Redevelopment Project No. 1, Series 2002, 5.500%, 5/01/19

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/LIMITED (continued)

$       2,300   City of Irvine, California, Mobile Home Park Revenue Bonds            3/08 at 102.00           N/R     $  2,281,324
                 (Meadows Mobile Home Park Project), Series 1998A,
                 5.700%, 3/01/18

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00           AAA        8,276,640
                 California, Proposition C Sales Tax Revenue Bonds (Second
                 Senior Lien), Series 2000A, 5.250%, 7/01/25

        3,005   Monterey County, California, Certificates of Participation,           8/11 at 100.00           Aaa        3,107,350
                 2001 Master Plan Financing, 5.000%, 8/01/20

       14,160   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00           AAA       14,351,160
                 Bonds (Elihu M. Harris State Office Building), 1998 Series A,
                 5.000%, 4/01/23

        2,570   Oceanside Mobile Home Park Financing Authority, California,           3/08 at 102.00           N/R        2,467,688
                 Mobile Home Park Revenue Bonds (Laguna Vista Mobile
                 Estates Acquisition Project), Series 1998, 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call           AAA       20,737,008
                 County, California, 1995 Revenue Refunding Bonds,
                 Project No. 1, 7.400%, 8/01/25

        3,400   Orange County Development Agency, California, 1993 Tax                9/03 at 102.00           BBB        3,468,884
                 Allocation Revenue Bonds, Santa Ana Heights Project Area,
                 6.125%, 9/01/23

        3,000   Orange County Local Transportation Authority, Orange                    No Opt. Call           AA+        3,456,750
                 County, California, Measure M Sales Tax Revenue Bonds
                 (Limited Tax), 6.000%, 2/15/07

        5,200   County of Orange, California, 1996 Recovery Certificates              7/06 at 102.00           AAA        5,895,084
                 of Participation, Series A, 6.000%, 7/01/26

        6,500   Puerto Rico Highway and Transportation Authority,                     7/12 at 100.00             A        6,740,825
                 Transportation Revenue Bonds, Series D, 5.375%, 7/01/36

        3,040   County of Riverside, California, Mobile Home Park Revenue             3/09 at 102.00           N/R        2,750,349
                 Bonds, Bravo Mobile Home Park Project, Series 1999A,
                 5.900%, 3/20/29

        2,500   City of San Jose Financing Authority, California, Lease               9/11 at 100.00           AAA        2,589,450
                 Revenue Bonds, Series 2001F, Convention Center Project
                 Refunding, 5.000%, 9/01/20

        2,000   San Jose Unified School District, Santa Clara County,                 6/07 at 101.00           AAA        2,121,500
                 California, Certificates of Participation, 5.750%, 6/01/24


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.9%

        6,240   California Statewide Communities Development Authority,              10/11 at 100.00            Ca        1,373,362
                 Special Facility Revenue Bonds, Series 2001, United
                 Air Lines, Inc. - Los Angeles International Airport Cargo
                 Project, 6.250%, 10/01/35 (Alternative Minimum Tax)

        2,685   County of Sacramento, California, Airport System Revenue              7/12 at 100.00           AAA        2,840,193
                 Bonds, Series 2002A, 5.250%, 7/01/21

       20,000   Airports Commission of the City and County of San Francisco,          5/10 at 101.00           AAA       21,258,600
                 California, San Francisco International Airport, Second
                 Series Revenue Bonds, Issue 25, 5.750%, 5/01/30
                 (Alternative Minimum Tax)

                Airports Commission of the City and County of San Francisco,
                California, San Francisco International Airport, Second Series
                Revenue Refunding, Issue 28A:
        1,480    5.250%, 5/01/17 (Alternative Minimum Tax)                            5/12 at 100.00           AAA        1,560,808
        3,865    5.250%, 5/01/19 (Alternative Minimum Tax)                            5/12 at 100.00           AAA        4,039,118


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.9%

                California Educational Facilities Authority, Revenue Bonds
                (University of San Diego), Series 1992:
        1,965    6.500%, 10/01/08 (Pre-refunded to 10/01/02)                         10/02 at 102.00        N/R***        2,013,044
        5,000    6.500%, 10/01/22 (Pre-refunded to 10/01/02)                         10/02 at 102.00        N/R***        5,122,250

        8,000   California Pollution Control Financing Authority, Solid Waste         1/03 at 102.00           Aaa        9,341,920
                 Revenue Bonds (North County Recycling Center), 1991 Series A,
                 6.750%, 7/01/17

       10,050   State Public Works Board of the State of California,                 10/02 at 102.00           AAA       10,297,934
                 Lease Revenue Bonds (The Trustees of the California State
                 University), 1992 Series A (Various California State
                 University Projects), 6.700%, 10/01/17 (Pre-refunded to 10/01/02)


                                       37



                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                   Portfolio of Investments August 31, 2002
    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

                State Public Works Board of the State of California, Lease
                Revenue Bonds (Department of Corrections), 1994 Series A
                (California State Prison - Monterey County (Soledad II)):
$       6,950    6.875%, 11/01/14 (Pre-refunded to 11/01/04)                         11/04 at 102.00           Aaa     $  7,897,424
        7,625    7.000%, 11/01/19 (Pre-refunded to 11/01/04)                         11/04 at 102.00           Aaa        8,684,723

        2,070   California Statewide Communities Development Authority,                 No Opt. Call        N/R***        2,270,914
                 Revenue Refunding Certificates of Participation (Triad
                 Healthcare), Series 1992, 6.250%, 8/01/06

        2,000   Coachella Valley Water District, Improvement District No. 71         10/02 at 102.00        N/R***        2,049,340
                 (Storm Water District), Riverside, Imperial, and San Diego
                 Counties, California, 1992 Certificates of Participation (Flood
                 Control Project), 6.750%, 10/01/12 (Pre-refunded to 10/01/02)

       12,805   County of Contra Costa, California, 1988 Home Mortgage                  No Opt. Call           AAA       18,115,618
                 Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 8.250%, 6/01/21 (Alternative Minimum Tax)

       10,000   Fontana Redevelopment Agency, County of San Bernardino,              10/02 at 102.00       BBB+***       10,249,700
                 California, Refunding Tax Allocation Bonds, Jurupa Hills
                 Redevelopment Project Area, 1992 Series A, 7.100%, 10/01/23
                 (Pre-refunded to 10/01/02)

        1,175   Foothill-De Anza Community College District, County of                9/03 at 100.00         A-***        1,205,080
                 Santa Clara, California, Certificates of Participation (1992
                 De Anza Campus Center Project), 7.350%, 3/01/07
                 (Pre-refunded to 9/01/03)

        4,000   Inland Empire Solid Waste Financing Authority, California,              No Opt. Call           AAA        4,667,480
                 Revenue Bonds, 1996 Series B (Landfill Improvement
                 Financing Project), 6.250%, 8/01/11 (Alternative Minimum Tax)

        3,805   City of Lodi, California, Electric System Revenue Certificates        1/09 at 101.00           AAA        4,414,599
                 of Participation, 1999 Series A Installment Purchase Contract
                 with the Lodi Public Improvement Corporation,
                 5.500%, 1/15/24 (Pre-refunded to 1/15/09)

        5,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00           AAA        5,353,150
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/32

       13,525   County of San Bernardino, California, Single Family Mortgage            No Opt. Call           AAA       17,540,032
                 Revenue Bonds (GNMA Mortgage-Backed Securities),
                 1989 Series A, 7.750%, 11/01/14 (Alternative Minimum Tax)

        3,000   City of Santa Barbara, California, Certificates of Participation     10/02 at 102.00         A2***        3,074,010
                 (Harbor Refunding Project), 6.750%, 10/01/27 (Pre-refunded to 10/01/02)

        1,605   City of Torrance, California, Hospital Revenue Bonds (Little          1/03 at 102.00          A***        1,637,582
                 Company of Mary Hospital Project), Series 1992,
                 6.875%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.1%

       10,000   California Pollution Control Financing Authority, Pollution          12/02 at 101.00            BB        9,886,300
                 Control Revenue Bonds (Southern California Edison
                 Company), 1991 Series, 6.900%, 12/01/17 (Alternative
                 Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution          12/02 at 102.00            B3        4,907,100
                 Control Revenue Bonds (Pacific Gas and Electric Company),
                 1992 Series A, 6.625%, 6/01/09 (Alternative Minimum Tax)

        3,880   City of Redlands, California, Certificates of Participation           9/02 at 100.00           AAA        3,896,917
                 (1993 Refunding of 1986 and 1987 Projects), 6.800%, 3/01/07

        2,410   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00           AAA        2,554,745
                 Revenue Bonds, 2002 Series Q Refunding, 5.250%, 8/15/21

        5,500   Southern California Public Power Authority, Multiple                    No Opt. Call             A        6,789,255
                 Project Revenue Bonds, 1989 Series, 6.750%, 7/01/11


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.6%

          500   Eastern Municipal Water District, California, Water and Sewer         7/11 at 100.00           AAA          502,985
                 Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30

                Department of Water and Power of the City of Los Angeles,
                California, Water Works Refunding Revenue Bonds, Second Issue of 1993:
        4,060    4.500%, 5/15/13                                                      5/03 at 102.00            AA        4,125,488
        8,400    4.500%, 5/15/30                                                      5/03 at 102.00           AAA        7,862,820

        7,000   City of Los Angeles, California, Wastewater System Revenue            6/08 at 101.00           AAA        7,041,930
                 Bonds, Series 1998-A, 5.000%, 6/01/28

                                       38

    PRINCIPAL                                                                          OPTIONAL CALL                          MARKET
 AMOUNT (000)   DESCRIPTION                                                               PROVISIONS*      RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WATER AND SEWER (continued)

$       8,000   Los Angeles County Sanitation Districts Financing Authority,         10/03 at 100.00            AA     $  8,010,960
                 California, Capital Projects Revenue Bonds, 1993 Series A
                 (Senior Ad Valorem Obligation Bonds), 5.000%, 10/01/23

        2,000   The Metropolitan Water District of Southern California,               7/06 at 100.00           AAA        2,008,580
                 Water Revenue Refunding Bonds, 1996 Series B,
                 4.750%, 7/01/21

          500   City of Norco, California, Refunding Certificates of                 10/08 at 102.00           AAA          506,910
                 Participation, Series 1998 (Sewer System and Water System
                 Improvement Project), 5.125%, 10/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     527,210   Total Investments (cost $475,438,496) - 146.9%                                                          510,436,034
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.3%                                                                     22,125,042
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.2)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $347,561,076
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       39


                            Statement of
                                  Assets and Liabilities August 31, 2002

                                                                                       CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value              $250,618,504      $301,736,261      $190,228,662     $322,703,560      $534,355,006     $510,436,034
Temporary investments
   in short-term
   municipal securities,
   at amortized cost,
   which approximates
   market value                      250,000                --           800,000               --         1,500,000               --
Cash                                 650,306                --                --          172,169                --               --
Receivables:
   Interest                        3,937,683         3,973,032         2,437,646        4,714,437         7,736,680        8,434,052
   Investments sold                5,222,391           231,750                --               --         9,604,247       17,835,723
Other assets                           7,086            25,763            17,092           25,071            26,530           36,603
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               260,685,970       305,966,806       193,483,400      327,615,237       553,222,463      536,742,412
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                            --           141,541           247,350               --           286,526        1,943,790
Accrued expenses:
   Management fees                   126,863           164,790           104,893          176,083           293,965          285,021
   Other                             127,790            82,403            80,491          122,584           235,128          125,091
Preferred share dividends payable        N/A            17,847             9,557           17,031            19,109           27,925
Common share dividends payable     1,085,397           965,948           615,678        1,038,871         1,755,345        1,799,509
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities            1,340,050         1,372,529         1,057,969        1,354,569         2,590,073        4,181,336
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares,
   at liquidation value                  N/A       106,000,000        68,000,000      112,000,000       192,000,000      185,000,000
====================================================================================================================================
Net assets applicable to
   Common shares                $259,345,920      $198,594,277      $124,425,431     $214,260,668      $358,632,390     $347,561,076
====================================================================================================================================
Common shares outstanding         25,241,808        12,965,742         8,154,681       13,580,232        23,096,654       21,945,245
====================================================================================================================================
Net asset value per Common
   share outstanding (net
   assets applicable to Common
   shares, divided by
   Common shares outstanding)  $       10.27      $      15.32      $      15.26     $      15.78      $      15.53     $      15.84
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                    $    252,418      $    129,657      $     81,547     $    135,802      $    230,967     $    219,452
Paid-in surplus                  237,570,352       181,322,379       113,661,742      189,660,451       322,047,031      305,612,347
Undistributed net
   investment income                 715,310         1,765,348         1,152,354        1,951,532         3,351,259        3,873,126
Accumulated net realized
   gain (loss)
   from investments                  235,184        (1,263,992)         (926,607)         277,404           274,007        2,858,613
Net unrealized appreciation of
   investments                    20,572,656        16,640,885        10,456,395       22,235,479        32,729,126       34,997,538
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                       $259,345,920      $198,594,277      $124,425,431     $214,260,668      $358,632,390     $347,561,076
====================================================================================================================================
Authorized shares:
   Common                        250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                             N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================


N/A  - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

40


                            Statement of
                                Operations Year Ended August 31, 2002

                                                                                       CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA      CALIFORNIA
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY  QUALITY INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)           (NUC)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                $14,706,307       $16,062,282       $10,191,488      $17,230,172       $29,283,140     $30,167,902
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                    1,499,557         1,917,075         1,219,973        2,049,087         3,428,519       3,340,667
Preferred shares - auction fees          N/A           265,000           170,000          280,000           480,000         462,500
Preferred shares - dividend
   disbursing agent fees                 N/A            30,000            20,000           20,000            30,000          30,000
Shareholders' servicing agent fees
   and expenses                       69,518            40,238            24,936           34,463            51,192          45,347
Custodian's fees and expenses         62,294            82,166            48,098           80,443           120,683         139,608
Directors' fees and expenses           3,300             3,715             2,185            3,646             6,770           5,501
Professional fees                     10,149            13,203            13,363           13,679            18,266          18,548
Shareholders' reports - printing
   and mailing expenses               30,719            28,235            16,946           26,680            40,022          47,536
Stock exchange listing fees           20,839            21,849            15,621           21,867            21,898          21,893
Investor relations expense            46,577            42,172            24,753           44,271            71,205          64,928
Other expenses                         9,415            21,504            16,152           22,634            34,878          37,505
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                      1,752,368         2,465,157         1,572,027        2,596,770         4,303,433       4,214,033
   Custodian fee credit              (16,961)          (19,087)          (14,255)         (25,058)          (35,133)        (49,746)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                       1,735,407         2,446,070         1,557,772        2,571,712         4,268,300       4,164,287
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income             12,970,900        13,616,212         8,633,716       14,658,460        25,014,840      26,003,615
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from
   investments                       931,061        (1,191,048)         (884,966)         357,456           800,399       2,860,663
Change in net unrealized
   appreciation (depreciation)
   of investments                 (1,874,743)        1,899,668           852,455         (776,828)         (596,693)    (10,180,699)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments    (943,682)          708,620           (32,511)        (419,372)          203,706      (7,320,036)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
SHAREHOLDERS
From net investment income               N/A        (1,237,745)         (799,037)      (1,461,842)       (1,957,398)     (2,239,477)
From accumulated net realized
   gains from investments                N/A          (331,552)         (180,451)         (76,061)       (1,031,350)       (497,002)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                          N/A        (1,569,297)         (979,488)      (1,537,903)       (2,988,748)     (2,736,479)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations               $12,027,218       $12,755,535       $ 7,621,717      $12,701,185       $22,229,798     $15,947,100
===================================================================================================================================

N/A  - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.

                                       41


                            Statement of
                                  Changes in Net Assets

                                     CALIFORNIA VALUE (NCA)       CALIFORNIA PERFORMANCE PLUS (NCP)     CALIFORNIA OPPORTUNITY (NCO)
                                  -----------------------------   ---------------------------------     ----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       8/31/02          8/31/01           8/31/02           8/31/01          8/31/02        8/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 12,970,900     $ 12,961,259      $ 13,616,212      $ 14,426,475      $ 8,633,716    $ 9,221,032
Net realized gain (loss) from
   investments                         931,061          506,326        (1,191,048)        1,673,916         (884,966)       861,042
Change in net unrealized
   appreciation (depreciation)
   of investments                   (1,874,743)      11,317,196         1,899,668         4,020,209          852,455      3,032,229
Distributions to Preferred
Shareholders:
   From net investment income              N/A              N/A        (1,237,745)       (3,154,986)        (799,037)    (1,893,584)
   From accumulated net realized
      gains from investments               N/A              N/A          (331,552)         (154,741)        (180,451)      (231,381)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                  12,027,218       24,784,781        12,755,535        16,810,873        7,621,717     10,989,338
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (13,021,072)     (13,014,893)      (11,571,067)      (11,599,059)      (7,386,004)    (7,406,449)
From accumulated net realized
   gains from investments                   --               --        (1,228,860)         (542,426)        (721,943)      (755,853)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                    (13,021,072)     (13,014,893)      (12,799,927)      (12,141,485)      (8,107,947)    (8,162,302)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       195,022               --           996,765         1,015,490          615,883        674,401
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares        (798,832)      11,769,888           952,373         5,684,878          129,653      3,501,437
Net assets applicable to
   Common shares at the
   beginning of year               260,144,752      248,374,864       197,641,904       191,957,026      124,295,778    120,794,341
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $259,345,920     $260,144,752      $198,594,277      $197,641,904     $124,425,431   $124,295,778
===================================================================================================================================
Undistributed net investment
   income at the end of year      $    715,310     $    359,308      $  1,765,348      $     93,756     $  1,152,354   $    111,793
===================================================================================================================================

N/A  - Fund is not authorized to issue Preferred shares.


                                 See accompanying notes to financial statements.

                                       42

                                      CALIFORNIA INVESTMENT               CALIFORNIA SELECT                CALIFORNIA QUALITY
                                           QUALITY (NQC)                     QUALITY (NVC)                      INCOME (NUC)
                                  -----------------------------    --------------------------------   -----------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       8/31/02          8/31/01           8/31/02           8/31/01          8/31/02        8/31/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 14,658,460     $ 15,475,064      $ 25,014,840      $ 26,987,402     $ 26,003,615   $ 26,405,337
Net realized gain (loss) from
   investments                         357,456        1,716,134           800,399         5,340,993        2,860,663      2,539,146
Change in net unrealized
   appreciation (depreciation)
   of investments                     (776,828)      11,416,130          (596,693)       11,383,224      (10,180,699)    13,844,414
Distributions to Preferred
Shareholders:
   From net investment income       (1,461,842)      (3,432,354)       (1,957,398)       (5,918,904)      (2,239,477)    (5,735,434)
   From accumulated net realized
      gains from investments           (76,061)              --        (1,031,350)               --         (497,002)       (55,986)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations           12,701,185       25,174,974        22,229,798        37,792,715       15,947,100     36,997,477
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
SHAREHOLDERS
From net investment income         (12,440,677)     (12,373,003)      (21,024,491)      (20,913,704)     (21,113,196)   (20,532,198)
From accumulated net
   realized gains
   from investments                   (277,480)              --        (3,647,612)               --       (1,793,272)      (182,987)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                    (12,718,157)     (12,373,003)      (24,672,103)      (20,913,704)     (22,906,468)   (20,715,185)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions     1,056,710        1,161,112         1,756,813         1,648,284        1,827,004      1,263,353
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to
   Common shares                     1,039,738       13,963,083          (685,492)       18,527,295       (5,132,364)    17,545,645
Net assets applicable to
   Common shares at the
   beginning of year               213,220,930      199,257,847       359,317,882       340,790,587      352,693,440    335,147,795
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $214,260,668     $213,220,930      $358,632,390      $359,317,882     $347,561,076   $352,693,440
===================================================================================================================================
Undistributed net investment
   income at the end of year      $  1,951,532     $    505,150      $  3,351,259      $    626,614     $  3,873,126   $    336,891
===================================================================================================================================



                                 See accompanying notes to financial statements.

                                       43


Notes to
       Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc.
(NCP), Nuveen California Municipal Market Opportunity Fund, Inc. (NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC).

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2002, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2002, have been designated Exempt Interest Dividends.

Dividends and Distributions to Common Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series TH                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
=========================================================================================================


Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    Financial Statements (continued)

Change in Accounting Policy
As required, effective September 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to September 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets applicable to Common shares or the Common share net asset values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held by the Funds on September 1, 2001, as follows:

                                            CALIFORNIA               CALIFORNIA   CALIFORNIA   CALIFORNIA
                               CALIFORNIA  PERFORMANCE   CALIFORNIA  INVESTMENT       SELECT      QUALITY
                                    VALUE         PLUS  OPPORTUNITY     QUALITY      QUALITY       INCOME
                                    (NCA)        (NCP)        (NCO)       (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
                                 $406,174     $864,192     $591,886    $690,441     $691,694     $885,293
=========================================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

The net effect of this change for the fiscal year ended August 31, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                                           CALIFORNIA               CALIFORNIA    CALIFORNIA   CALIFORNIA
                               CALIFORNIA  PERFORMANCE   CALIFORNIA  INVESTMENT       SELECT      QUALITY
                                    VALUE         PLUS  OPPORTUNITY     QUALITY      QUALITY       INCOME
                                    (NCA)        (NCP)        (NCO)       (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
                                  $71,423     $148,666      $99,787    $101,426     $111,254     $157,673
=========================================================================================================


Classification and Measurement of Redeemable Securities
The Funds have adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITFD-98 requires that Preferred shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Funds' Common share net asset values.

2. FUND SHARES
Transactions in Common shares were as follows:

                                     CALIFORNIA                 CALIFORNIA                CALIFORNIA
                                     VALUE (NCA)           PERFORMANCE PLUS (NCP)       OPPORTUNITY (NCO)
                               ------------------------   -----------------------    ----------------------
                               YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED
                                  8/31/02       8/31/01      8/31/02      8/31/01       8/31/02     8/31/01
-----------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions   19,148            --       66,524       66,429        40,630      43,488
===========================================================================================================

                                     CALIFORNIA                 CALIFORNIA                 CALIFORNIA
                               INVESTMENT QUALITY (NQC)     SELECT QUALITY (NVC)       QUALITY INCOME (NUC)
                               ------------------------   -----------------------    ----------------------
                               YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED
                                  8/31/02       8/31/01      8/31/02      8/31/01       8/31/02     8/31/01
-----------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions   67,899        75,214      114,746      106,442       114,647      79,650
===========================================================================================================

3. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid October 1, 2002, to shareholders of record on September 15, 2002, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0430       $.0745        $.0755       $.0765       $.0770       $.0830
=========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the fiscal year ended August 31, 2002, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal
   securities               $10,551,911  $32,482,888   $20,168,934  $38,747,825  $98,603,027 $111,651,497
   Short-term securities      2,740,000    5,000,000     2,800,000    2,500,000   32,700,000   23,500,000
Sales and maturities:
   Long-term municipal
   securities                17,803,897   33,405,113    20,908,490   36,013,253  106,707,804  123,443,080
   Short-term securities      2,490,000    5,000,000     2,000,000    7,800,000   31,200,000   23,500,000
=========================================================================================================

5. INCOME TAX INFORMATION
The following information is presented on an income tax basis as of August 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                           CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)         (NCO)         (NQC)         (NVC)         (NUC)
-------------------------------------------------------------------------------------------------------------
Cost of Investments        $229,900,006  $284,215,052  $179,931,696  $299,676,214  $502,322,932  $474,395,530
=============================================================================================================

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation             $21,906,167  $25,233,754   $16,224,801  $23,149,899  $33,657,594  $41,388,615
   depreciation                (937,669)  (7,712,545)   (5,127,835)    (122,553)    (125,520)  (5,348,111)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments           $20,968,498  $17,521,209   $11,096,966  $23,027,346  $33,532,074  $36,040,504
=========================================================================================================


The tax components of undistributed net investment income and net realized gains at August 31, 2002, were as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Undistributed tax-exempt
   income                    $1,258,249   $1,754,990    $1,093,237   $2,215,583   $4,322,767   $4,657,527
Undistributed ordinary
   income *                      72,124      113,847        43,789           --           --       62,977
Undistributed net
   long-term capital gains      235,184           56            --      277,404      274,007    2,795,636
=========================================================================================================

Notes to
    Financial Statements (continued)


The tax character of distributions paid during the fiscal year ended August 31, 2002, were designated for purposes of the dividends paid deduction as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Distributions from
   tax-exempt income        $13,020,248  $12,807,468    $8,165,338  $13,898,261  $22,973,189  $23,237,953
Distributions from
   ordinary income *                 --           --        55,848           --        6,000      171,733
Distributions from net
   long-term capital gains           --    1,560,412       862,522      353,541    4,672,962    2,154,469
=========================================================================================================

* Ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2001 through August 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following year:

                                                       CALIFORNIA
                                                      PERFORMANCE     CALIFORNIA
                                                             PLUS    OPPORTUNITY
                                                            (NCP)          (NCO)
--------------------------------------------------------------------------------
                                                       $1,264,054       $926,607
================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding California Value (NCA)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
===============================================================================

Under California Value's (NCA) investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly of .35 of 1% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser

Financial
       Highlights

                            Financial
                                   Highlights

Selected data for a Common share outstanding throughout each year:

                                                    Investment Operations                                Less Distributions
                                -------------------------------------------------------------    --------------------------------
                                                           Distributions   Distributions
                                                           from Net        from                  Net
                  Beginning                 Net            Investment      Capital               Investment   Capital
                  Common                    Realized/      Income to       Gains to              Income to    Gains to
                  Share         Net         Unrealized     Preferred       Preferred             Common       Common
                  Net Asset     Investment  Investment     Share-          Share-                Share-       Share-
                  Value         Income      Gain (Loss)    holders+        holders+     Total    holders      holders     Total
=================================================================================================================================
CALIFORNIA
VALUE (NCA)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)           $10.31        $ .51       $ (.03)        $N/A            $N/A         $ .48    $ (.52)      $ --        $ (.52)
2001                9.85          .51          .47          N/A             N/A           .98      (.52)        --          (.52)
2000                9.73          .51          .12          N/A             N/A           .63      (.51)        --          (.51)
1999               10.38          .50         (.60)         N/A             N/A          (.10)     (.50)       (.05)        (.55)
1998               10.09          .53          .34          N/A             N/A           .87      (.53)       (.05)        (.58)

CALIFORNIA
PERFORMANCE
PLUS (NCP)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            15.32         1.05          .07         (.10)            (.03)         .99      (.89)      (.10)         (.99)
2001               14.96         1.12          .44         (.25)            (.01)        1.30      (.90)      (.04)         (.94)
2000               14.85         1.22          .11         (.26)             --          1.07      (.96)       --           (.96)
1999               15.98         1.20        (1.05)        (.20)            (.01)        (.06)    (1.00)      (.05)        (1.05)
1998               15.67         1.23          .36         (.23)             --          1.36     (1.03)      (.02)        (1.05)

CALIFORNIA
OPPORTUNITY (NCO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            15.32         1.06           --         (.10)            (.02)         .94      (.91)      (.09)        (1.00)
2001               14.97         1.14          .48         (.23)            (.03)        1.36      (.92)      (.09)        (1.01)
2000               15.06         1.25         (.07)        (.29)             --           .89      (.98)       --           (.98)
1999               16.48         1.21        (1.25)        (.19)            (.03)        (.26)    (1.01)      (.12)        (1.13)
1998               16.04         1.23          .45         (.22)             --          1.46     (1.01)      (.01)        (1.02)
=================================================================================================================================

                                                              Total Return
                                                          -------------------
                                                                       Based
                  Offering                                             on
                  Costs and     Ending                                 Common
                  Preferred     Common                    Based        Share
                  Share         Share      Ending         on           Net
                  Underwriting  Net Asset  Market         Market       Asset
                  Discounts     Value      Value          Value*       Value*
=============================================================================
CALIFORNIA
VALUE (NCA)
-----------------------------------------------------------------------------
Year Ended 8/31:
2002(a)           $--           $10.27     $ 9.9500        6.61%        4.80%
2001               --            10.31       9.8300       11.41        10.20
2000               --             9.85       9.3125        6.80         6.80
1999               --             9.73       9.2500        (.43)       (1.13)
1998               --            10.38       9.8125        2.11         8.90

CALIFORNIA
PERFORMANCE
PLUS (NCP)
-----------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            --            15.32      15.0000        1.11         6.84
2001               --            15.32      15.8500        7.88         9.13
2000               --            14.96      15.6250       (1.56)        7.68
1999              (.02)          14.85      16.9375        (.12)        (.66)
1998               --            15.98      18.0000       10.74         8.93

CALIFORNIA
OPPORTUNITY
(NCO)
-----------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            --            15.26       15.2200       (.26)        6.51
2001               --            15.32       16.3000       8.65         9.51
2000               --            14.97       16.0000       1.14         6.33
1999              (.03)          15.06       16.8750       2.10        (1.97)
1998               --            16.48       17.6250      11.99         9.36
=============================================================================

                                               Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------
                                      Before Credit               After Credit**
                                 ------------------------   -------------------------
                                             Ratio of Net                Ratio of Net
                                 Ratio of    Investment     Ratio of     Investment
                  Ending         Expenses    Income to      Expenses     Income to
                  Net            to Average  Average        to Average   Average
                  Assets         Net Assets  Net Assets     Net Assets   Net Assets
                  Applicable     Applicable  Applicable     Applicable   Applicable        Portfolio
                  to Common      to Common   to Common      to Common    to Common         Turnover
                  Shares (000)   Shares++    Shares++       Shares++     Shares++          Rate
====================================================================================================
CALIFORNIA
VALUE (NCA)
----------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)           $259,346        .68%       5.06%           .68%        5.07%              4%
2001               260,145        .70        5.14            .69         5.15               7
2000               248,375        .70        5.42            .69         5.43              36
1999               245,456        .69        4.89            .69         4.90              35
1998               261,912        .71        5.19            .71         5.19              40

CALIFORNIA
PERFORMANCE
PLUS (NCP)
----------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            198,594       1.28       7.04            1.27         7.05              11
2001               197,642       1.26       7.57            1.25         7.59              27
2000               191,957       1.30       8.48            1.28         8.49              38
1999               189,328       1.19       7.67            1.19         7.67              26
1998               202,333       1.18       7.76            1.18         7.76              20

CALIFORNIA
OPPORTUNITY (NCO)
----------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            124,425       1.30       7.13            1.29         7.14              11
2001               124,296       1.30       7.68            1.28         7.69              31
2000               120,794       1.29       8.62            1.28         8.64              24
1999               120,856       1.19       7.50            1.18         7.51              37
1998               131,433       1.17       7.52            1.17         7.52              18
====================================================================================================

                  Municipal Auction Rate Cumulative
                  Preferred Stock at End of Year
                  -------------------------------------
                  Aggregate     Liquidation
                  Amount        and Market   Asset
                  Outstanding   Value        Coverage
                  (000)         Per Share    Per Share
=======================================================
CALIFORNIA
VALUE (NCA)
-------------------------------------------------------
Year Ended 8/31:
2002(a)           $ N/A         $ N/A        $ N/A
2001                N/A           N/A          N/A
2000                N/A           N/A          N/A
1999                N/A           N/A          N/A
1998                N/A           N/A          N/A

CALIFORNIA
PERFORMANCE
PLUS (NCP)
-------------------------------------------------------
Year Ended 8/31:
2002(a)            106,000        25,000       71,838
2001               106,000        25,000       71,614
2000               106,000        25,000       70,273
1999               106,000        25,000       69,653
1998                90,000        25,000       81,204

CALIFORNIA
OPPORTUNITY (NCO)
-------------------------------------------------------
Year Ended 8/31:
2002(a)             68,000        25,000       70,745
2001                68,000        25,000       70,697
2000                68,000        25,000       69,410
1999                68,000        25,000       69,432
1998                55,000        25,000       84,742
=======================================================

N/A  Fund is not authorized to issue Preferred shares.

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, where applicable.

(a) As required, effective September 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended August 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common shares as follows:

                                 CALIFORNIA      CALIFORNIA    CALIFORNIA
                                      VALUE     PERFORMANCE   OPPORTUNITY
                                      (NCA)      PLUS (NCP)         (NCO)
                                -----------------------------------------
2002 per share impact ($)                --             .01           .01
2002 income ratio impact (%)            .03             .08           .08

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                 See accompanying notes to financial statements.


                                  50-51 SPREAD


                            FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                    Investment Operations                                Less Distributions
                                -------------------------------------------------------------    --------------------------------
                                                           Distributions   Distributions
                                                           from Net        from                  Net
                  Beginning                 Net            Investment      Capital               Investment   Capital
                  Common                    Realized/      Income to       Gains to              Income to    Gains to
                  Share         Net         Unrealized     Preferred       Preferred             Common       Common
                  Net Asset     Investment  Investment     Share-          Share-                Share-       Share-
                  Value         Income      Gain (Loss)    holders+        holders+     Total    holders      holders     Total
=================================================================================================================================
CALIFORNIA
INVESTMENT
QUALITY (NQC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)           $15.78        $1.08       $ (.02)        $(.11)          $(.01)       $ .94    $(.92)       $(.02)      $ (.94)
2001               14.83         1.15          .97          (.25)            --          1.87     (.92)         --          (.92)
2000               14.83         1.24         (.04)         (.27)            --           .93     (.93)         --          (.93)
1999               16.03         1.15        (1.14)         (.19)           (.01)        (.19)    (.95)        (.03)        (.98)
1998               15.70         1.18          .36          (.22)            --          1.32     (.99)         --          (.99)

CALIFORNIA
SELECT
QUALITY (NVC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            15.63         1.08          .01          (.08)           (.04)        .97      (.91)       (.16)        (1.07)
2001               14.90         1.18          .72          (.26)            --         1.64      (.91)        --           (.91)
2000               14.80         1.21          .11          (.28)            --         1.04      (.94)        --           (.94)
1999               16.02         1.15        (1.09)         (.18)           (.02)       (.14)     (.95)       (.11)        (1.06)
1998               15.65         1.16          .41          (.21)            --         1.36      (.97)       (.02)         (.99)

CALIFORNIA
QUALITY
INCOME (NUC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            16.16         1.19         (.35)         (.10)           (.02)        .72      (.96)      (.08)         (1.04)
2001               15.41         1.21          .75          (.26)            --         1.70      (.94)      (.01)          (.95)
2000               15.28         1.23          .16          (.29)            --         1.10      (.97)       --            (.97)
1999               16.37         1.17        (1.04)         (.20)            --         (.07)     (.98)      (.02)         (1.00)
1998               15.86         1.18          .54          (.23)            --         1.49      (.98)       --            (.98)
=================================================================================================================================

                                                              Total Return
                                                          -------------------
                                                                       Based
                  Offering                                             on
                  Costs and     Ending                                 Common
                  Preferred     Common                    Based        Share
                  Share         Share      Ending         on           Net
                  Underwriting  Net Asset  Market         Market       Asset
                  Discounts     Value      Value          Value*       Value*
=============================================================================
CALIFORNIA
INVESTMENT
QUALITY (NQC)
-----------------------------------------------------------------------------
Year Ended 8/31:
2002(a)           $--           $15.78     $15.5200         (.55)%      6.28%
2001               --            15.78      16.5800        12.54       13.09
2000               --            14.83      15.6250         2.91        6.69
1999              (.03)          14.83      16.1875         1.67       (1.54)
1998               --            16.03      16.8750         8.39        8.66

CALIFORNIA
SELECT
QUALITY (NVC)
-----------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            --            15.53      15.5100         2.79        6.61
2001               --            15.63      16.1800        10.70       11.43
2000               --            14.90      15.5000         2.96        7.47
1999              (.02)          14.80      16.0625         2.15       (1.20)
1998               --            16.02      16.7500         8.11        8.93

CALIFORNIA
QUALITY
INCOME (NUC)
-----------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            --            15.84      16.1400         4.15        4.79
2001               --            16.16      16.5500         8.51       11.44
2000               --            15.41      16.1875         3.83        7.64
1999              (.02)          15.28      16.6250         1.37        (.72)
1998               --            16.37      17.3750        13.29        9.65
=============================================================================

                                               Ratios/Supplemental Data
                  ----------------------------------------------------------------------------------
                                      Before Credit               After Credit**
                                 ------------------------   -------------------------
                                             Ratio of Net                Ratio of Net
                                 Ratio of    Investment     Ratio of     Investment
                  Ending         Expenses    Income to      Expenses     Income to
                  Net            to Average  Average        to Average   Average
                  Assets         Net Assets  Net Assets     Net Assets   Net Assets
                  Applicable     Applicable  Applicable     Applicable   Applicable        Portfolio
                  to Common      to Common   to Common      to Common    to Common         Turnover
                  Shares (000)   Shares++    Shares++       Shares++     Shares++          Rate
====================================================================================================
CALIFORNIA
INVESTMENT
QUALITY (NQC)
----------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)           $214,261       1.25%       7.03%          1.23%        7.04%             11%
2001               213,221       1.25        7.64           1.23         7.65              34
2000               199,258       1.25        8.65           1.24         8.66              18
1999               198,360       1.19        7.28           1.19         7.29              18
1998               213,108       1.15        7.45           1.15         7.45              21

CALIFORNIA
SELECT
QUALITY (NVC)
----------------------------------------------------------------------------------------------------
YEAR ENDED 8/31:
2002(a)            358,632       1.23        7.14           1.22         7.15              19
2001               359,318       1.24        7.81           1.22         7.83              29
2000               340,791       1.27        8.39           1.25         8.40              20
1999               337,344       1.14        7.35           1.13         7.35               7
1998               362,671       1.11        7.35           1.11         7.35              17

CALIFORNIA
QUALITY
INCOME (NUC)
----------------------------------------------------------------------------------------------------
Year Ended 8/31:
2002(a)            347,561       1.23        7.58           1.22         7.59              22
2001               352,693       1.23        7.77           1.21         7.78              18
2000               335,148       1.22        8.28           1.21         8.29              21
1999               331,062       1.14        7.26           1.13         7.26              11
1998               353,000       1.12        7.34           1.12         7.34              11
====================================================================================================

                    Municipal Auction Rate Cumulative
                     Preferred Stock at End of Year
                  -------------------------------------
                  Aggregate     Liquidation
                  Amount        and Market   Asset
                  Outstanding   Value        Coverage
                  (000)         Per Share    Per Share
=======================================================
CALIFORNIA
INVESTMENT
QUALITY (NQC)
-------------------------------------------------------
Year Ended 8/31:
2002(a)           $112,000      $25,000      $72,826
2001               112,000       25,000       72,594
2000               112,000       25,000       69,477
1999               112,000       25,000       69,277
1998                90,000       25,000       84,197

CALIFORNIA
SELECT
QUALITY (NVC)
-------------------------------------------------------
Year Ended 8/31:
2002(a)            192,000       25,000       71,697
2001               192,000       25,000       71,786
2000               192,000       25,000       69,374
1999               192,000       25,000       68,925
1998               150,000       25,000       85,445

CALIFORNIA
QUALITY
INCOME (NUC)
-------------------------------------------------------
Year Ended 8/31:
2002(a)            185,000       25,000       71,968
2001               185,000       25,000       72,661
2000               185,000       25,000       70,290
1999               185,000       25,000       69,738
1998               150,000       25,000       83,833
=======================================================


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common share Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred Shares, where applicable.

(a) As required, effective September 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended August 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share and increase each ratio of net investment income to average net assets applicable to Common shares as follows:

                                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                                  INVESTMENT    SELECT        QUALITY
                                  QUALITY       QUALITY       INCOME
                                  (NQC)         (NVC)         (NUC)
                                  --------------------------------------
2002 per share impact ($)         .01           --            .01
2002 income ratio impact (%)      .05           .03           .05

The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

                                 See accompanying notes to financial statements.


                                  52-53 SPREAD

Directors
       and Officers

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the directors who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST              PRINCIPAL OCCUPATION(S)                    IN NUVEEN COMPLEX
NAME, BIRTHDATE               POSITION(S) HELD  ELECTED OR APPOINTED    INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                   WITH THE FUND     AND TERM OF OFFICE (a)  DURING PAST 5 YEARS                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY R. SCHWERTFEGER (1)   Chairman of the   1994                    Chairman and Director (since 1996) of The John     134
3/28/1949                     Board, President  Term:                   Nuveen Company, Nuveen Investments, Nuveen
333 W. Wacker Drive           and Director/     one year (2)            Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606             Trustee                                   Corp.; Chairman and Director (since 1997) of
                                                                        Nuveen Asset Management Inc.; Director (since
                                                                        1996) of Institutional Capital Corporation;
                                                                        Chairman and Director (since 1999) of
                                                                        Rittenhouse Financial Services Inc.; Chief
                                                                        Executive Officer (since 1999) of Nuveen
                                                                        Senior Loan Asset Management Inc.


DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
ROBERT P. BREMNER          Director             1997                    Private Investor and Management Consultant.        117
8/22/1940                                       Term:
333 W. Wacker Drive                             one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LAWRENCE H. BROWN          Director             1993                    Retired (1989) as Senior Vice President of The     117
7/29/1934                                       Term:                   Northern Trust Company.
333 W. Wacker Drive                             one year (2)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
ANNE E. IMPELLIZZERI       Director             1994                    Retired (2002); formerly, Executive Director       117
1/26/1933                                       Term:                   (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                             one year (2)            Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                                       President and Chief Executive Officer of
                                                                        Blanton-Peale Institutes of Religion and Health;
                                                                        prior thereto, Vice President, Metropolitan Life
                                                                        Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
PETER R. SAWERS            Director             1991                    Adjunct Professor of Business and Economics,       117
4/3/1933                                        Term:                   University of Dubuque, Iowa; Director, Executive
333 W. Wacker Drive                             one year (2)            Service Corps of Chicago (not-for-profit); Director,
Chicago, IL 60606                                                       Hadley School for the Blind (not-for-profit);
                                                                        formerly (1991-2000) Adjunct Professor, Lake Forest
                                                                        Graduate School of Management, Lake Forest,
                                                                        Illinois; prior thereto, Executive Director,
                                                                        Towers Perrin Australia, a management consulting
                                                                        firm; Chartered Financial Analyst; Certified
                                                                        Management Consultant.


                                       54

                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST              PRINCIPAL OCCUPATION(S)                    IN NUVEEN COMPLEX
NAME, BIRTHDATE               POSITION(S) HELD  ELECTED OR APPOINTED    INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                   WITH THE FUND     AND TERM OF OFFICE (a)  DURING PAST 5 YEARS                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. SCHNEIDER          Director          1997                    Senior Partner and Chief Operating Officer,        117
9/24/1944                                       Term:                   Miller-Valentine Group, Vice President,
333 W. Wacker Drive                             one year (2)            Miller-Valentine Realty, a construction company;
Chicago, IL 60606                                                       Chair, Miami Valley Hospital; Vice Chair, Dayton
                                                                        Development Coalition; formerly, Member,
                                                                        Community Advisory Board, National City Bank,
                                                                        Dayton, Ohio; and Business Advisory Council,
                                                                        Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
JUDITH M. STOCKDALE           Director          1997                    Executive Director, Gaylord and Dorothy            117
12/29/1947                                      Term:                   Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                             one year (2)            thereto, Executive Director, Great Lakes
Chicago, IL 60606                                                       Protection Fund (from 1990 to 1994).


                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST              PRINCIPAL OCCUPATION(S)                    IN NUVEEN COMPLEX
NAME, BIRTHDATE               POSITION(S) HELD  ELECTED                 INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                   WITH THE FUND     OR APPOINTED (b)        DURING PAST 5 YEARS                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON        Vice President       2002                    Vice President (since January 2002), formerly,     134
2/3/1966                                                                Assistant Vice President (since 2000), previously,
333 W. Wacker Drive                                                     Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PAUL L. BRENNAN            Vice President       2002                    Vice President (since January 2002), formerly,     129
11/10/1966                                                              Assistant Vice President of Nuveen
333 W. Wacker Drive                                                     Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO          Vice President and   1999                    Vice President of Nuveen Investments (since        134
11/28/1967                 Treasurer                                    1999), prior thereto, Assistant Vice President
333 W. Wacker Drive                                                     (from 1997); Vice President and Treasurer (since
Chicago, IL 60606                                                       1999) of Nuveen Senior Loan Asset Management
                                                                        Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO           Vice President       2001                    Vice President of Nuveen Advisory Corp. (since     134
9/8/1954                                                                2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                                     Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                                       thereto, Assistant Vice President of Van Kampen
                                                                        Investment Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER         Vice President       2002                    Vice President (since January 2002), Assistant     134
9/24/1964                                                               General Counsel and Assistant Secretary (since
333 W. Wacker Drive                                                     1998), formerly Assistant Vice President of Nuveen
Chicago, IL 60606                                                       Investments; Vice President (since January 2002)
                                                                        and Assistant Secretary (since 1998), formerly
                                                                        Assistant Vice President of Nuveen Advisory Corp.
                                                                        and Nuveen Institutional Advisory Corp.; prior
                                                                        thereto, Associate at the law firm D'Ancona
                                                                        Partners LLC.

                                       55


Directors
       and Officers (continued)

                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST              PRINCIPAL OCCUPATION(S)                    IN NUVEEN COMPLEX
NAME, BIRTHDATE               POSITION(S) HELD  ELECTED                 INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                   WITH THE FUND     OR APPOINTED (b)        DURING PAST 5 YEARS                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON             Vice President    1998                    Vice President of Nuveen Investments; Vice            134
10/24/1945                                                              President (since 1998) of Nuveen Advisory Corp.
333 W. Wacker Drive                                                     and Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD         Vice President    1995                    Managing Director (since January 2002) of Nuveen      134
3/2/1964                                                                Investments; Managing Director of Nuveen Advisory
333 W. Wacker Drive                                                     Corp. and Nuveen Institutional Advisory Corp. (since
Chicago, IL 60606                                                       2001); prior thereto, Vice President of Nuveen
                                                                        Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY                Vice President    1998                    Vice President of Nuveen Investments and              134
5/31/1954                     and Controller                            (since 1998) The John Nuveen Company; Vice
333 W. Wacker Drive                                                     President (since 1999) of Nuveen Senior Loan
Chicago, IL 60606                                                       Asset Management Inc.; Certified Public
                                                                        Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. THOMAS FUTRELL             Vice President    1992                    Vice President of Nuveen Advisory Corp.;              129
7/5/1955                                                                Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
RICHARD A. HUBER              Vice President    1997                    Vice President of Nuveen Institutional Advisory       129
3/26/1963                                                               Corp. (since 1998) and Nuveen Advisory Corp.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. KRUPA               Vice President    1990                    Vice President of Nuveen Advisory Corp.               129
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                 Vice President    2000                    Vice President (since 2000) of Nuveen Investments,    134
3/22/1963                                                               previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                                     prior thereto, Associate of Nuveen Investments;
Chicago, IL 60606                                                       Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR                 Vice President    2002                    Vice President (since 1999), previously,              134
8/27/1961                                                               Assistant Vice President (since 1993) of
333 W. Wacker Drive                                                     Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN               Vice President    1992                    Vice President, Assistant Secretary and               134
7/27/1951                     and Assistant                             Assistant General Counsel of Nuveen
333 W. Wacker Drive           Secretary                                 Investments; Vice President and Assistant
Chicago, IL 60606                                                       Secretary of Nuveen Advisory Corp. and Nuveen
                                                                        Institutional Advisory Corp.; Vice President and
                                                                        Assistant Secretary of The John Nuveen
                                                                        Company and Nuveen Asset Management, Inc.;
                                                                        Vice President and Assistant Secretary (since 1999)
                                                                        of Nuveen Senior Loan Asset Management Inc.

                                       56

                                                                                                                   NUMBER OF FUNDS
                                                YEAR FIRST              PRINCIPAL OCCUPATION(S)                    IN NUVEEN COMPLEX
NAME, BIRTHDATE               POSITION(S) HELD  ELECTED                 INCLUDING OTHER DIRECTORSHIPS              OVERSEEN BY
AND ADDRESS                   WITH THE FUND     OR APPOINTED (b)        DURING PAST 5 YEARS                        DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV           Vice President    1996                    Managing Director (since January 2002) of Nuveen      134
7/7/1965                                                                Investments; Managing Director (since 1997) of
333 W. Wacker Drive                                                     Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                                       Advisory Corp.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. O'SHAUGHNESSY       Vice President    200  2                  Vice President (since January 2002), formerly,        129
9/4/1960                                                                Assistant Vice President (since 1998) of Nuveen
333 W. Wacker Drive                                                     Advisory Corp.; prior thereto, Portfolio
Manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
THOMAS C. SPALDING            Vice President    1987                    Vice President of Nuveen Advisory Corp. and           129
7/31/1951                                                               Nuveen Institutional Advisory Corp.; Chartered
333 W. Wacker Drive                                                     Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN          Vice President    1992                    Managing Director (since January 2002, formerly       134
9/9/1956                      and Secretary                             Vice President), Assistant Secretary and Associate
333 W. Wacker Drive                                                     General Counsel (formerly Assistant General Counsel)
Chicago, IL 60606                                                       of Nuveen Investments; Managing Director (since
                                                                        January 2002, formerly Vice President) and
                                                                        Assistant Secretary of Nuveen Advisory Corp. and
                                                                        Nuveen Institutional Advisory Corp.; Vice President
                                                                        and Assistant Secretary of The John Nuveen
                                                                        Company; Managing Director (since January 2002,
                                                                        formerly Vice President) and Assistant Secretary
                                                                        (since 1999) of Nuveen Senior Loan Asset
                                                                        Management Inc.; Chartered Financial Analyst.

(a) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later.

(b) Year First Elected or Appointed is the year presented or each Fund's respective inception date if later. Officers serve one year terms through July of each year.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.

(2) Directors are elected each year by shareholders and serve a one year term until his/her successor is elected.

                           Build Your Wealth
                                  Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                       This page intentionally left blank.

                       This page intentionally left blank.

                           Fund
                             Information

BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank &Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
Nuveen Investments
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended August 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                           Serving Investors
                                     for Generations

Photo of: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

Logo: NUVEEN Investments

Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    EAN-A-0802